Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report



                       JULY 2004 MONTHLY OPERATING REPORT
           FOR THE FOUR WEEK PERIOD FROM JULY 4, 2004 TO JULY 31, 2004


DEBTORS' ADDRESS:              Footstar, Inc.
                               1 Crosfield Avenue
                               West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:             Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, N.Y. 10153


REPORT PREPARER:               Footstar, Inc., a debtor-in-possession



The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
----------------------------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Controls


                                    Date: August 16, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----

Condensed Consolidated Balance Sheet                                     3

Condensed Consolidated Statements of Operations                          4

Condensed Consolidated Statements of Cash Flows                          5

Notes to Condensed Consolidated Financial Statements                     6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheets                     14

Schedule 2:  Condensed Consolidating Statements of Operations           15

Schedule 3:  Total Disbursements by Debtor Entity                       16

Schedule 4:  Additional Information                                     17

          o    Cash Summary

          o    Accounts Receivable Aging Summary

          o    Summary of Unpaid Post-Petition Accounts Payable

          o    Summary of Taxes Payable

Schedule 5:  Certifications                                             19

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                  July 31, 2004

ASSETS
------
Current Assets:
   Cash and cash equivalents                                                         $         111.9
   Amounts due from retail sales                                                                21.3
   Accounts receivable, net                                                                      9.1
   Inventories                                                                                 146.9
Prepaid expenses and other current assets                                                       21.9
                                                                                ---------------------
Total current assets                                                                           311.1

   Property and equipment, net                                                                  72.3
   Intangible assets, net                                                                       12.1
   Deferred charges and other assets                                                             6.4
                                                                                ---------------------
Total Assets                                                                          $        401.9
                                                                                =====================


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                                                   $         73.6
   Accrued expenses                                                                             37.7
   Taxes payable                                                                                12.6
                                                                                ---------------------
Total current liabilities                                                                      123.9
   Long-term liabilities                                                                        41.6
                                                                                ---------------------
Total liabilities not subject to compromise                                                    165.5
                                                                                ---------------------
Liabilities subject to compromise:
   Secured liabilities                                                                           5.8
   Unsecured liabilities                                                                       156.5
   Minority interests                                                                           13.7
                                                                                ---------------------
Total liabilities subject to compromise                                                        176.0

Minority interests                                                                              21.0
                                                                                ---------------------
Total Liabilities                                                                              362.5

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares authorized,
   30,999,839 shares issued                                                                      0.3
   Additional paid-in capital                                                                  337.7
   Treasury stock: 10,711,569 shares at cost                                                  (310.6)
   Unearned compensation                                                                        (0.7)
   Retained earnings                                                                            12.7
                                                                                ---------------------
Total Shareholders' Equity                                                                      39.4
                                                                                ---------------------
Total Liabilities and Shareholders' Equity                                            $        401.9
                                                                                =====================

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 For The Period From July 4, 2004 To July 31, 2004 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                                          Cumulative
                                                                                   Month of July        Filing to Date
                                                                                 -----------------    --------------------
Net sales                                                                               $    58.2              $    365.9
Cost of sales                                                                                43.0                   257.6
                                                                                 -----------------    --------------------
   Gross profit                                                                              15.2                   108.3

Store operating, selling, general and administrative expenses                                18.1                   105.0
Depreciation and amortization                                                                 2.2                    13.1
Interest expense                                                                              0.3                     8.6
                                                                                 -----------------    --------------------
   Loss before reorganization expenses                                                       (5.4)                  (18.4)

Reorganization expenses:
   Store and distribution center closing and related asset impairment costs                  23.4                    32.9
   Gain on settlement of bankruptcy claims                                                    0.6                     0.6
   Professional fees                                                                          1.3                     8.4
                                                                                 -----------------    --------------------
Loss before income taxes, minority interests and discontinued operations                    (30.7)                  (60.3)
Benefit for income taxes                                                                     (4.2)                   (4.3)
                                                                                 -----------------    --------------------
   Loss before minority interests and discontinued operations                               (26.5)                  (56.0)

Minority interests in net loss of subsidiaries                                                8.6                     8.0
Loss from discontinued Athletic Segment                                                      (0.3)                  (55.3)
Gain from disposal of Athletic Segment                                                        4.4                    28.7
                                                                                 -----------------    --------------------

   Net loss                                                                            $   (13.8)             $    (74.6)
                                                                                 =================    ====================


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 For The Period From July 4, 2004 To July 31, 2004 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                      Cumulative
                                                             Month of July           Filing to Date
                                                           ------------------      --------------------
Net cash provided by operating activities                              $ 3.8                    $ 62.1
                                                           ------------------      --------------------

Cash flows provided by investing activities:
   Additions to property and equipment                                  (0.8)                     (1.8)
   Proceeds from sale of Distribution Centers                           27.3                      27.3
   Proceeds from sale of Footaction                                        -                     214.6
                                                           ------------------      --------------------
Net cash provided by investing activities                               26.5                     240.1
                                                           ------------------      --------------------

Cash flows used in financing activities:
   Repayments on notes payable                                             -                    (207.1)
   Other                                                                   -                      (0.3)
                                                           ------------------      --------------------

Net cash used in financing activities                                      -                    (207.4)
                                                           ------------------      --------------------

Net increase in cash and cash equivalents                               30.3                      94.8
Cash and cash equivalents, beginning of period                          81.6                      17.1
                                                           ------------------      --------------------

Cash and cash equivalents, end of period                             $ 111.9                   $ 111.9
                                                           ==================      ====================



See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.         THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly, prior to its sale to Foot Locker, Inc. ("Foot Locker") on May 2, 2004, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.         BANKRUPTCY FILING

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy laws ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The reorganization is being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)". Included in the condensed consolidated financial statements are subsidiaries which have not commenced Chapter 11 cases, and therefore are not Debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the condensed consolidated financial statements. The Debtors are currently operating their businesses as debtors-in-possession pursuant to the Bankruptcy Code.

The Company decided to seek bankruptcy protection after it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a rapid decline in its liquidity primarily resulting from the unprofitable results in the Company's Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility. As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business but may not engage in transactions outside the ordinary course of business without the approval of the Court, after notice and an opportunity for a hearing.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction for all types of bids with respect to its Athletic Segment, including, but not limited to, bids for the right to (i) purchase as many as possible of the athletic stores, including the related leases, on a going concern basis, (ii) liquidate the inventory in any of the stores that were not sold on a going concern basis, and (iii) sell any of the unexpired leases of the athletic stores not sold. (See note 5 regarding the sale of the Athletic Segment).

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


Within its Meldisco Segment, the Company plans to exit the footwear departments in 88 Federated stores, has exited the footwear departments in 44 Gordmans stores, finalized plans to close 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans is approximately $6.0 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, is approximately $7.0 million.

Under Section 365 of the Bankruptcy Code, the Debtors may assume or reject certain executory contracts and unexpired leases, including leases of real property, subject to the approval of the Court and certain other conditions. In general, the counterparty to a rejected unexpired lease or executory contract may file a proof of claim against the Debtor for damages relating to such breaches. The Company has estimated the potential liability for the rejected unexpired leases to be approximately $49 million, which has been reflected in the accompanying Condensed Consolidated Balance Sheet. During the month of July, the Company reduced the accrual by $3.1 million and such amount has been reflected in the accompanying Condensed Consolidated Statements of Operations.

On April 6, 2004, the Court authorized the Company to pursue the sale of certain other assets, including its distribution centers. The Company began soliciting offers for its distribution center in Mira Loma, California ("Mira Loma") that primarily supported the Meldisco Division, and for its distribution center in Gaffney, South Carolina ("Gaffney") that primarily supported the Athletic Division. At an auction held on July 19, 2004, the Company received an offer from Thrifty Oil Co. ("Thrifty") to purchase Mira Loma for approximately $28 million and to lease Mira Loma to FMI International LLC, a third party provider of logistics services that will provide warehousing and distribution services to Meldisco under an eight year agreement. The transaction was approved by the Court on July 20, 2004. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $20 million.

The Company is proceeding with its efforts to sell Gaffney. As all operations in Gaffney ceased in June 2004, the Company recorded an estimated loss of approximately $4.1 million in June 2004, which amount will be adjusted based on the final sale price. Of this amount, $2.3 million is included as Meldisco distribution center closing costs and $1.8 million is included in Loss from Discontinued Operations of the Athletic Segment in the Condensed Consolidated Statements of Operations - Cumulative Filing to Date.

In order to exit Chapter 11 successfully, the Company will need to propose and obtain Court confirmation of a plan of reorganization that satisfies the requirements of the Bankruptcy Code. The Bankruptcy Code provides the Company with the exclusive right to solicit a plan of reorganization for a period of 120 days from the date it filed bankruptcy. The Court has extended the Company's period of exclusivity through September 28, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 reorganization process on the Company's business, creditors or stockholders or when the Company

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


may emerge from Chapter 11. The Company's future results depend on the timely and successful confirmation and implementation of a plan of reorganization.

3.         BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of July results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

As initially announced by the Company in November 2002, the Company is restating its financial results for the first half of 2002 and prior periods. Accordingly, the Company's prior period financial statements should no longer be relied upon. Once these periods are restated, the Company will be in a position to update information previously released with respect to historical periods as well as complete financial statements for subsequent periods for which no financial information or statements are currently available.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending July 31, 2004. The Company has completed or is in the process of completing several significant transactions and is evaluating and recording the impairment of certain long-lived assets. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such documents. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


of the possible consequences of the ongoing Chapter 11 reorganization. Specifically, the unaudited condensed consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization. The Company has not filed a plan of reorganization as of this date and when filed will be subject to acceptance by the required creditors and approval by the Court.

Because of the ongoing nature of the reorganization case, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The MOR has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheets as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Court set July 30, 2004 as the latest date for which proof of claims can be filed by the creditors of the Company and August 30, 2004 for government entities (excluding the U.S. Internal Revenue Service for which the date is September 30, 2004) for amounts relating to periods prior to the Petition Date (pre-petition liabilities). See Note 7 for additional information. As a result, the Company has not completed the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports.

4.         THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240 million (with a sub-limit of $75 million for letters of credit) and a term loan of $60 million. The DIP Credit Agreement had a term of two years.

As a result of recent asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available to $130 million to reflect the operating needs of the Company's smaller business base. This amendment included repayment in full of the $60 million term loan portion of the DIP Credit Facility, which carried an interest rate of 15.0%. As of July 31, 2004, there were no borrowings outstanding under the DIP Credit Agreement. By Court order, dated July 22, 2004,

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


the Company further amended the DIP Credit Agreement to also provide for post-petition financing (as so amended the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100 million of secured DIP financing, including letters of credit, subject to a secured borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, the Company may, at its option, convert the DIP and Exit Facility to post-Chapter 11 financing ("the Exit Facility"), which will provide for up to $160 million in revolving borrowings, including letters of credit. The DIP and Exit Facility will bear interest at a variable rate between 175 and 250 basis points above LIBOR, with the applicable rate at any time based on excess availability levels.

The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage ratio. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master License Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. The lenders have extended the time for delivery of certain annual and quarterly consolidated financial statements and certain compliance certifications until January 31, 2005.

5.         DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, the Company closed 166 underperforming stores within its Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores and 3 Uprise stores. With Court approval, the Company employed Hilco Merchant Services as its liquidation agent and to conduct the going-out-of-business sales and Abacus Advisors as its agent to mitigate landlord creditor claims on these 166 leases.

On April 21, 2004, the Company received Court approval to sell 350 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other three remaining

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash subject to adjustment as discussed below. Approximately $13.0 million of the sale price was placed in escrow with respect to 18 store locations which were leased on a month-to-month basis. During the year following the closing of the sale, when Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location is to be released and paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year of the closing is to be paid to Foot Locker and deducted from the purchase price.

The sale to Foot Locker was completed in May 2004 and together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. As of July 31, 2004 the estimated gain on the sale of the Athletic Segment, including the effect of closing the 166 underperforming stores, is approximately $28.7 million. The $28.7 million will increase by the amount of the escrowed cash that is released to the Company. The final allocation of the purchase price may result in an adjustment between the gain from disposal and the loss from discontinued operations of the Athletic Segment.

6.         MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is important to the Company. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master License Agreement and the license agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master License Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

Under the Master License Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. Audits for fiscal years 1999-2002 are in process. Under the bankruptcy claims procedures, Kmart has filed a claim of approximately $58.0 million. The amount of Kmart's ultimate claim will be recorded as part of the bankruptcy proceedings, which in the opinion of the Company, will not exceed amounts accrued.

In June 2004, Kmart announced the sale and closing of 78 stores. The effect of the Kmart closings could have a material adverse effect on the financial position and results of operation of the Company.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


7.         LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known creditors of the establishment of a bar date by which creditors must file a proof of claim. As previously noted, the bar date for creditors has been set for July 30, 2004 and the bar date for government entities has been set for August 30, 2004 (excluding the U.S. Internal Revenue Service for which the date is September 30, 2004). Differences between liability amounts scheduled by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of the allowable claim. The Debtors will continue to evaluate the amount and classification of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities subject to compromise. As a result, "Liabilities subject to compromise" is subject to change.

8.         LEGAL PROCEEDINGS

The Company and certain of its directors and officers are defendants in two derivative suits (consolidated into a single action) and several purported class action lawsuits (also consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

With Court approval, Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the two derivative suits and several purported class action lawsuits, without any admission of liability, for the amount of $23.5 million. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice. Footstar will receive $9.2 million of the $23.5 million insurance settlement proceeds relating to the derivative suit settlement. This amount will be recorded as a gain upon Court approval.

9.         REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the restructuring and reorganization, including trustee fees and bankruptcy related services total $2.6 million and $14.8 million for the current period and filing to date period, respectively. Of this amount, $1.3 million and $6.4 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


10.         INCOME TAXES

The Company has established a valuation allowance for its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision for taxes on the earnings of the Company's 51%-owned subsidiaries as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these undistributed taxable earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.        ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.        CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related Balance Sheets and Statements of Operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)

                     CONDENSED CONSOLIDATING BALANCE SHEETS
                                   (Unaudited)
                              (amounts in millions)
                                  July 31, 2004
                                                                    SCHEDULE 1

                                                          Athletic           Meldisco
                                                          Division           Division          Corporate              Total
                                                       ---------------    --------------     ---------------    ------------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                                    $ 0.2               $ -             $ 111.7               $ 111.9
   Amounts due from retail sales                                  0.2              21.1                   -                  21.3
   Accounts receivable, net                                       5.0               3.1                 1.0                   9.1
   Inventories                                                    0.9             150.0                (4.0)                146.9
   Prepaid expenses and other current assets                      3.8               0.7                17.4                  21.9
   Intercompany                                                 216.6             466.5              (683.1)                    -
                                                       ---------------    --------------     ---------------    ------------------
Total current assets                                            226.7             641.4              (557.0)                311.1

   Property and equipment, net                                    5.7               4.1                62.5                  72.3
   Intangible assets, net                                           -                 -                12.1                  12.1
   Deferred charges and other assets                              1.6               1.1                 3.7                   6.4
                                                       ---------------    --------------     ---------------    ------------------
Total Assets                                                  $ 234.0           $ 646.6            $ (478.7)              $ 401.9
                                                       ===============    ==============     ===============    ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                            $ (1.5)           $ 68.3               $ 6.8                $ 73.6
   Accrued expenses                                               2.5              10.6                24.6                  37.7
   Taxes payable                                                  7.4              (0.4)                5.6                  12.6
                                                       ---------------    --------------     ---------------    ------------------
Total current liabilities                                         8.4              78.5                37.0                 123.9
   Long-term liabilities                                            -                 -                41.6                  41.6
                                                       ---------------    --------------     ---------------    ------------------
Total liabilities not subject to compromise                       8.4              78.5                78.6                 165.5
Liabilities subject to compromise:
   Secured liabilities                                              -                 -                 5.8                   5.8
   Unsecured liabilities                                        104.4              37.6                14.5                 156.5
   Minority interests                                               -              13.7                   -                  13.7
                                                       ---------------    --------------     ---------------    ------------------
Total liabilities subject to compromise                         104.4              51.3                20.3                 176.0
                                                       ---------------    --------------     ---------------    ------------------

Minority interests                                                  -              21.0                   -                  21.0
                                                       ---------------    --------------     ---------------    ------------------
Total Liabilities                                               112.8             150.8                98.9                 362.5

Shareholders' Equity:
   Common stock                                                     -                 -                 0.3                   0.3
   Additional paid-in capital                                   264.7             111.0               (38.0)                337.7
   Treasury stock                                                   -                 -              (310.6)               (310.6)
   Unearned compensation                                            -                 -                (0.7)                 (0.7)
   Retained earnings (deficit)                                 (143.5)            384.8              (228.6)                 12.7
                                                       ---------------    --------------     ---------------    ------------------
Total Shareholders' Equity (Deficit)                            121.2             495.8              (577.6)                 39.4
                                                       ---------------    --------------     ---------------    ------------------
Total Liabilities and Shareholders' Equity (Deficit)          $ 234.0           $ 646.6            $ (478.7)              $ 401.9
                                                       ===============    ==============     ===============    ==================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                For The Period From July 4, 2004 To July 31, 2004
                                   (Unaudited)
                              (amounts in millions)
                                                                   SCHEDULE 2

                                                        Athletic            Meldisco
                                                        Division            Division         Corporate              Total
                                                    -----------------    --------------   ---------------    -------------------
Net sales                                                        $ -            $ 58.2               $ -                 $ 58.2
Cost of sales                                                      -              44.0              (1.0)                  43.0
                                                    -----------------    --------------   ---------------    -------------------
   Gross profit                                                    -              14.2               1.0                   15.2

Store operating, selling, general and
 administrative expenses                                           -              16.0               2.1                   18.1
Depreciation and amortization                                      -               1.8               0.4                    2.2
Interest (income) / expense                                        -              (0.8)              1.1                    0.3
                                                    -----------------    --------------   ---------------    -------------------
   Loss before reorganization expenses                             -              (2.8)             (2.6)                  (5.4)

Reorganization expenses:
   Store and distribution center closing and
    related asset impairment costs                                 -              23.4                 -                   23.4
   Gain on settlement of bankruptcy claims                         -               0.5               0.1                    0.6
   Professional fees                                               -               1.3                 -                    1.3
                                                    -----------------    --------------   ---------------    -------------------
   Loss before income taxes, minority interests
    and discontinued operations                                    -             (28.0)             (2.7)                 (30.7)
   Benefit for income taxes                                        -              (4.2)                -                   (4.2)
                                                    -----------------    --------------   ---------------    -------------------
   Loss before minority interests and discontinued
    operations                                                     -             (23.8)             (2.7)                 (26.5)

Minority interests in net loss of subsidiaries                     -               8.6                 -                    8.6
Loss from discontinued Athletic Segment                         (0.3)                -                 -                   (0.3)
Gain from disposal of Athletic Segment                           4.4                 -                 -                    4.4
                                                    -----------------    --------------   ---------------    -------------------

   Net (loss) income                                           $ 4.1           $ (15.2)           $ (2.7)               $ (13.8)
                                                    =================    ==============   ===============    ===================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


                                                                 SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From July 4 to July 31, 2004 amounted to $55.8 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered

                                   EXHIBIT #1
                               JULY MOR SCHEDULE 3
                               -------------------

                                                                                                            TOTAL
CASE NO. 04-                                            DEBTOR                                          DISBURSEMENTS
------------                                            ------                                          -------------
22350                     Footstar, Inc.                                                                           0
22351                     Footstar Corporation                                                            21,712,608
22352                     Apache-Minnesota Thom Mcan, Inc.                                                    19,003
22353                     ATHLETIC ATTIC OF TEXAS, INC.                                                            0
22354                     Athletic Center, Inc.                                                                7,777
22355                     Feet Center, Inc.                                                                   50,435
22356                     Feet of Colorado, Inc.                                                             112,893
22357                     Footaction Center, Inc.                                                             12,473
22358                     Footstar Center, Inc.                                                                    0
22359                     FWS I, INC.                                                                              0
22360                     FWS II, INC.                                                                             0
22361                     LFD I, INC.                                                                              0
22362                     LFD II, INC.                                                                             0
22363                     Mall of America Fan Club, Inc.                                                       2,594
22364                     Meldisco H.C., Inc.                                                                 54,312
22365                     Miles Shoes Meldisco Lakewood, Colorado, Inc.                                       19,846
22366                     SHOE ZONE CENTER, INC.                                                                   0
22367                     STELLAR WHOLESALING, INC.                                                              780
22368                     Nevada Feet, Inc.                                                                   10,806
22369                     CONSUMER DIRECT WAUSAU, INC.                                                             0
22370                     CD SERVICES LLC                                                                          0
22371                     Footstar HQ, LLC                                                                         0
22372                     FA SALES LLC                                                                             0
22373                     CDIRECT, INC.                                                                            0
22374                     LFD Operating, Inc.                                                                      0
22375                     LFD Today, Inc.                                                                          0
22376                     Feet HQ, Inc.                                                                      854,701
22377                     FA HQ, Inc.                                                                         17,098
22378                     AP LLC                                                                                   0
27000                     MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                       4,433
27001                     MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                      40
27002                     MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                        3,283
27003                     MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                 3,046
27004                     MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                               299
27005                     MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                   4,631
27006                     MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                 162
27007                     MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                       2,319
27008                     MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                           2,749
27009                     MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                      3,040
27010                     MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                    3,098
27011                     MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                      48
27012                     MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                     3,664
27013                     MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                              111
27014                     MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                    665
27015                     MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                        480
27016                     MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                        359
27017                     MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                            2,297
27018                     MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                      126

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27019                     MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                          173
27020                     MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                             170
27021                     MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                     248
27022                     MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                       431
27023                     MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                         0
27024                     MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                            0
27025                     MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                           585
27026                     MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                      451
27027                     MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                          608
27028                     MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                   474
27029                     MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                        325
27030                     MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                              85
27031                     MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                        2,696
27032                     MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                      4,089
27033                     MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                      3,373
27034                     MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                        2,658
27035                     MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                49
27036                     MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                      108
27037                     MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                            89
27038                     MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                          522
27039                     MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                      157
27040                     SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                              109,282
27041                     SHOE ZONE #8415                                                                     88,474
27042                     MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                      699
27043                     SHOE ZONE #8414                                                                    115,967
27044                     MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                      111
27045                     SHOE ZONE FAIRWAY CENTER, INC.                                                           0
27046                     SHOE ZONE #8418                                                                     55,241
27047                     SHOE ZONE 8432, INC.                                                                91,830
27048                     MELDISCO/PAY LESS YELM, WA., INC.                                                      481
27049                     MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                          595
27050                     SHOE ZONE 8439, INC.                                                                77,955
27051                     MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                  682
27052                     MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                  15,818
27053                     MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                  549
27054                     MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                      553
27056                     MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                        613
27057                     SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                     73,299
27058                     SHOE ZONE #8412                                                                     48,418
27059                     MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                       336
27060                     MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                959
27061                     MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                               443
27062                     SHOE ZONE 8428, INC.                                                                37,537
27063                     SHOE ZONE 8421, INC.                                                                68,452
27064                     MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                       546
27065                     MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                         247
27067                     SHOE ZONE 8436, INC.                                                                48,891
27068                     WESTHEIMER SHOE ZONE, INC.                                                           1,795
27069                     SHOE ZONE 8433, INC.                                                                93,998
27070                     MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                           565
27071                     MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                       243
27072                     MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                   562
27073                     MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                               710
27074                     MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                869
27075                     SUNLAND SHOE ZONE, INC.                                                              1,721
27076                     SHOE ZONE #8400                                                                     76,460
27077                     SHOE ZONE #8401                                                                     47,854

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27078                     SHOE ZONE #8402                                                                     76,181
27079                     SHOE ZONE #8403                                                                    117,949
27080                     MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                       935
27081                     SHOE ZONE #8419                                                                     56,907
27082                     SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                        53,391
27083                     MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                        530
27084                     SHOE ZONE #8406                                                                     72,554
27085                     SHOE ZONE #8404                                                                     83,193
27086                     SHOE ZONE #8407                                                                     58,903
27087                     SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                101,070
27088                     SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                       93,988
27089                     SHOE ZONE 8435, INC.                                                                53,763
27090                     MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                          87
27091                     SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                    14,034
27092                     MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                   1,368
27093                     MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                           1,868
27094                     MELDISCO - GORD 10001 GRANT ST., CO., INC.                                           2,442
27095                     MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                    1,598
27096                     MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                2,138
27097                     MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                       2,965
27098                     MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                    2,698
27099                     MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                           2,185
27100                     MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                          1,339
27101                     MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                         2,637
27102                     MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                         3,032
27103                     MELDISCO/PAY LESS SANDY, UT., INC.                                                     508
27104                     MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                    2,159
27105                     MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                           2,738
27106                     MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                         2,717
27107                     MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                           18
27108                     MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                    785
27109                     MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                         2,942
27110                     MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                             7,520
27111                     MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                     1,597
27112                     MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                2,198
27113                     MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                       2,410
27114                     MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                     2,716
27115                     MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                      32
27116                     KLECKLEY AVENUE SHOE ZONE, INC.                                                     22,195
27117                     MELDISCO - MCE 100 MAIN ST., NY., INC.                                               2,717
27118                     MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                              3,019
27119                     MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                             379
27120                     MELDISCO - BM 2525 MAIN STREET, WA., INC.                                              449
27121                     MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                         2,148
27122                     MELDISCO - GORD 4401 27TH ST., IL., INC.                                             1,521
27123                     MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                      4,426
27124                     MELDISCO - GORD 4600 VINE ST., NE., INC.                                             6,272
27125                     MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                       2,500
27126                     BELLAIRE GESSNER SHOE ZONE, INC.                                                         0
27127                     MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                          3,519
27128                     SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                   17,136
27129                     MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                          1,293
27130                     MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                          1,306
27131                     MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                         299
27132                     MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                        2,017
27133                     MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                              968
27134                     MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                            1,657

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27135                     MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                2,854
27136                     MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                           1,480
27137                     MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                           334
27138                     MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                            46
27139                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                             313
27140                     MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                        2,753
27141                     MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                         1,741
27142                     MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                      2,494
27143                     MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                   3,305
27144                     MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                667
27145                     MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                        279
27146                     MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                       343
27147                     MELDISCO/PAY LESS CANBY, OR., INC.                                                     655
27148                     MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                  683
27149                     MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                           202
27150                     MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                       573
27151                     MELDISCO/PAY LESS BREMERTON, WA., INC.                                                 867
27152                     MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                               440
27153                     MELDISCO/PAY LESS BLAINE, WA., INC.                                                  1,574
27154                     MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                           630
27155                     MELDISCO/PAY LESS ASHLAND, OR., INC.                                                   566
27156                     MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                               783
27157                     MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                 25
27158                     MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                     215
27159                     MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                      756
27160                     MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                       683
27161                     MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                          528
27162                     MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                          727
27163                     MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                        92
27164                     MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                          4,208
27165                     MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                           213
27166                     MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                       102
27167                     MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                        0
27168                     MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                          634
27169                     MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                            600
27170                     MELDISCO - MCE 420 FULTON ST., NY., INC.                                             4,011
27171                     MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                           178
27172                     MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                   329
27173                     MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                       672
27174                     MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                         3,330
27175                     MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                          3,425
27176                     MELDISCO/PAY LESS ANACORTES, WA., INC.                                                 832
27177                     MELDISCO/PAY LESS ALOHA, OR., INC.                                                     472
27178                     MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                  999
27179                     MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                            939
27180                     Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                           3,462
27181                     MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                               690
27182                     MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                          145
27183                     MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                            480
27184                     MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                  2,604
27185                     MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                   574
27186                     MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                          78
27187                     MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                   17
27188                     ROCKLAND PLAZA SHOE ZONE, INC.                                                       3,042
27189                     NORTHLINE MALL SHOE ZONE, INC.                                                      31,029
27190                     MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                        2,203
27191                     MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                         1,922

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27192                     MELDISCO - MCW 414 K ST., CA., INC.                                                    125
27193                     MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                    1,345
27194                     MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                             495
27195                     MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                   284
27196                     SHARPSTOWN SHOE ZONE, INC.                                                          18,510
27197                     MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                      759
27198                     MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                           794
27199                     MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                620
27200                     MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                              521
27201                     MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                            28
27202                     MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                         376
27203                     MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                          3,798
27204                     MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                    3,261
27205                     MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                          63
27206                     MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                            273
27207                     MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                           282
27208                     MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                   793
27209                     MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                     424
27210                     MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                           431
27211                     MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                            573
27212                     MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                      249
27213                     MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                      1,127
27214                     MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                           285
27215                     MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                        642
27216                     MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                   824
27217                     MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                      1,159
27218                     MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                        571
27219                     MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                       346
27220                     MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                         3,662
27221                     MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                          1,883
27222                     MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                     6,664
27223                     MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                 1,837
27224                     MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                               509
27225                     MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                         1,004
27226                     MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                      282
27227                     MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                       704
27228                     MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                          2,512
27229                     MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                             437
27230                     MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                    892
27231                     MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                          163
27232                     MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                              733
27233                     MELDISCO/PAY LESS PULLMAN, WA., INC.                                                   439
27234                     MELDISCO/PAY LESS RENTON, WA., INC.                                                     73
27235                     MELDISCO - MCE 5400 AVENUE U, NY., INC.                                              3,426
27236                     MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                        315
27237                     MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                           18
27238                     MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                         510
27239                     MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                         1,100
27240                     MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                             573
27241                     MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                              4,835
27242                     MELDISCO/PAY LESS STANWOOD, WA., INC.                                                1,829
27243                     MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                         528
27244                     MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                    222
27245                     MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                             575
27246                     MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                        550
27247                     MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                      695
27248                     MELDISCO/PAY LESS 12TH ST, CO., INC.                                                   530

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27249                     MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                         0
27250                     MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                        748
27251                     MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                             465
27252                     MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                          552
27253                     MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                        581
27254                     MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                         762
27255                     MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                     616
27256                     MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                   1,079
27257                     MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                              289
27258                     MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                638
27259                     MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                               512
27260                     MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                        384
27261                     MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                            837
27262                     MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                           584
27263                     MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                         723
27264                     MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                           522
27265                     MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                          704
27266                     MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                             74
27267                     MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                         638
27268                     MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                     626
27269                     MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                       598
27270                     MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                          697
27271                     MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                       686
27272                     MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                              0
27273                     MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                    648
27274                     MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                        679
27275                     MELDISCO/PAY LESS YUMA, AZ., INC.                                                      254
27276                     MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                       659
27277                     MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                          721
27278                     MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                         751
27279                     MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                             520
27280                     MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                             1,208
27281                     MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                              647
27282                     MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                  561
27283                     MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                            820
27284                     MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                 593
27285                     MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                            477
27286                     MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                             610
27287                     MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                            447
27288                     MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                    715
27289                     MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                       255
27290                     MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                           358
27291                     MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                0
27292                     MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                        3,235
27293                     MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                           596
27294                     MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                  378
27295                     MELDISCO/PAY LESS LITTLETON, CO., INC.                                                 111
27296                     MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                          2,311
27297                     MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                         1,682
27298                     MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                       924
27299                     MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                          440
27300                     MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                              765
27301                     MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                             447
27302                     MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                              198
27303                     MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                        548
27304                     Galleria Pavilion Feet, Inc.                                                         5,229
27305                     MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                           856

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306                     MELDISCO K-M MCGALLIARD RD IND INC                                                  13,541
27307                     MELDISCO K-M LANCASTER, OHIO, INC.                                                  14,002
27308                     MELDISCO K-M MIAMI, FLA., INC.                                                      32,352
27309                     MELDISCO K-M MADAWASKA, MAINE, INC.                                                  2,510
27310                     MELDISCO K-M MARATHON, FLA., INC.                                                   10,523
27311                     MELDISCO K-M MARTINEZ, GA., INC.                                                    14,366
27312                     MELDISCO K-M JESUP, GA., INC.                                                       11,062
27313                     MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                          10,478
27314                     MELDISCO K-M HURON, S.D., INC.                                                      14,158
27315                     MELDISCO K-M HOLYOKE, MASS., INC.                                                   19,096
27316                     MELDISCO K-M HIGHWAY 58, TENN., INC.                                                 9,928
27317                     MELDISCO K-M CONNERSVILLE IND INC                                                    7,426
27318                     MELDISCO K-M LACEY, WASH., INC.                                                     15,303
27319                     MELDISCO K-M KINGMAN, ARIZ., INC.                                                   16,536
27320                     MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                 11,503
27321                     MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                          15,481
27322                     MELDISCO K-M MOORESTOWN, N.J., INC.                                                 15,698
27323                     MELDISCO K-M LAKE ST., MINN., INC.                                                  37,712
27324                     MELDISCO K-M DEPEW, N.Y., INC.                                                      17,328
27325                     MELDISCO K-M DAVENPORT, IA., INC.                                                   12,590
27326                     MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                             12,039
27327                     MELDISCO K-M FRANKFORT, KY., INC.                                                   12,131
27328                     MELDISCO K-M FAIRHAVEN, MASS., INC.                                                 19,874
27329                     MELDISCO K-M ELKTON, MD., INC.                                                      12,238
27330                     MELDISCO K-M DOUGLASVILLE, GA., INC.                                                14,555
27331                     MELDISCO K-M SMITHFIELD, N.C., INC.                                                 10,782
27332                     MELDISCO K-M HERTEL AVE., N.Y., INC.                                                20,043
27333                     MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                              9,938
27334                     MELDISCO K-M SPRINGFIELD, ORE., INC.                                                     0
27335                     MELDISCO K-M SOLON, OHIO, INC.                                                      13,384
27336                     MELDISCO K-M ALGONA, IOWA, INC.                                                     11,580
27337                     CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                              15,132
27338                     MELDISCO K-M WOODBURY AVE., N.H., INC.                                               3,919
27339                     MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                         18,418
27340                     MELDISCO K-M SUPERIOR, WISC., INC.                                                  12,096
27341                     MELDISCO K-M ANAHEIM, CAL., INC.                                                    21,117
27342                     MELDISCO K-M BEAUFORT, S.C., INC.                                                   17,837
27343                     MELDISCO K-M AURORA AVE., WASH., INC.                                               16,850
27344                     MELDISCO K-M ARAMINGO AVE., PA., INC.                                               33,516
27345                     MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                           541
27346                     MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                        559
27347                     MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                      785
27348                     MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                           173
27349                     MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                             468
27350                     MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                       582
27351                     MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                     120
27352                     MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                  239
27353                     MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                          35
27354                     MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                        823
27355                     MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                          124
27356                     MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                  818
27357                     MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                    935
27358                     MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                         559
27359                     MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                         535
27360                     MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                        661
27361                     MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                         530
27362                     MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                         1,217

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27363                     MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                        524
27364                     MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                           362
27365                     MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                        1,207
27366                     MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                        0
27367                     MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                         683
27368                     MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                    691
27369                     MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                       1,567
27370                     MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                         1,014
27371                     MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                        551
27372                     MELDISCO/PAY LESS EDMONDS, WA., INC.                                                   753
27373                     MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                    895
27374                     MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                       585
27375                     MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                     292
27376                     MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                        644
27377                     MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                           540
27378                     MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                482
27379                     MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                    1,410
27380                     MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                       576
27381                     MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                         482
27382                     MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                  803
27383                     MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                             434
27384                     MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                   567
27385                     MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                    830
27386                     MELDISCO/PAY LESS SEASIDE, OR., INC.                                                 1,433
27387                     MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                              773
27388                     MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                   831
27389                     MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                644
27390                     MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                              812
27391                     MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                      175
27392                     MELDISCO/PAY LESS 7000 SO., UT., INC.                                                  518
27393                     MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                        453
27394                     MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                            0
27395                     MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                         583
27396                     MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                     158
27397                     MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                     0
27398                     MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                          582
27399                     MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                     387
27400                     MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                         444
27401                     MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                              506
27402                     MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                  0
27403                     MELDISCO/PAY LESS 3300 SO., UT., INC.                                                  426
27404                     MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                            570
27405                     MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                            175
27406                     MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                        426
27407                     MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                 391
27408                     MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                606
27409                     MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                           100
27410                     MELDISCO/PAY LESS SEDONA, AZ., INC.                                                    431
27411                     MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                607
27412                     MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                              600
27413                     MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                  50
27414                     MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                155
27415                     MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                              505
27416                     MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                     625
27417                     MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                      194
27418                     MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                       452
27419                     MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                      291

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27420                     MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                       492
27421                     MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                         391
27422                     MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                         617
27423                     MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                     1,041
27424                     MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                     1,246
27425                     MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                              225
27426                     MELDISCO/PAY LESS LACEY, WA., INC.                                                     811
27427                     MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                  191
27428                     MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                557
27429                     MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                              618
27430                     MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                              775
27431                     MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                               283
27432                     MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                        326
27433                     MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                      0
27434                     MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                             712
27435                     MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                  347
27436                     MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                   165
27437                     MELDISCO/PAY LESS COLFAX, CO., INC.                                                    228
27438                     MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                 657
27439                     MELDISCO/PAY LESS BROADWAY, CO., INC.                                                  311
27440                     MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                     528
27441                     MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                       0
27442                     MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                     548
27443                     MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                  468
27444                     MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                        474
27445                     MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                        0
27446                     MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                            515
27447                     MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                            468
27448                     MELDISCO/PAY LESS CALDWELL, ID., INC.                                                  499
27449                     MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                 372
27450                     MELDISCO/PAY LESS BOULDER, CO., INC.                                                   558
27451                     MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                 516
27452                     MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                             367
27453                     MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                         418
27454                     MELDISCO/PAY LESS OREM, UT., INC.                                                      559
27455                     MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                             499
27456                     MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                      829
27457                     MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                            1,264
27458                     MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                           884
27459                     MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                        473
27460                     MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                 665
27461                     MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                         727
27462                     MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                            296
27463                     MELDISCO/PAY LESS DENVER, CO., INC.                                                    397
27464                     MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                           452
27465                     MELDISCO/PAY LESS GREELEY, CO., INC.                                                   416
27466                     MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                         323
27467                     MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                     442
27468                     MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                          364
27469                     MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                      100
27470                     MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                  384
27471                     MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                          573
27472                     MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                706
27473                     MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                             584
27474                     MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                        549
27475                     MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                       781
27476                     MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                     700

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27477                     MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                     961
27478                     MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                           725
27479                     MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                672
27480                     MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                         779
27481                     MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                     267
27482                     MELDISCO/PAY LESS 28TH ST., CO., INC.                                                  262
27483                     MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                    766
27484                     MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                        553
27485                     MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                   18
27486                     MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                      693
27487                     MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                        510
27488                     MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                       687
27489                     MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                              217
27490                     MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                           448
27491                     MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                        378
27492                     MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                               389
27493                     MELDISCO/PAY LESS 24TH ST., UT., INC.                                                  495
27494                     MELDISCO/PAY LESS 635 EAST, UT., INC.                                                1,186
27495                     MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                       165
27496                     MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                  330
27497                     MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                              589
27498                     MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                         702
27499                     MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                            508
27500                     Valley View Shopping Ctr. Footaction, Inc.                                              57
27501                     Washington Footaction, Inc.                                                              0
27502                     Southwest Center Footaction, Inc.                                                    1,031
27503                     MELDISCO K-M MURRELLS INLET, SC., INC.                                              15,092
27504                     La Plaza Mall Footaction, Inc.                                                         120
27505                     BERKLEY MALL FOOTACTION, INC.                                                        2,051
27506                     Parkdale Mall Footaction, Inc.                                                         719
27507                     Ocean County Mall Footaction, Inc.                                                   1,280
27508                     Puente Hills Footaction, Inc.                                                          861
27509                     Mall of Americas Footaction, Inc.                                                        0
27510                     Mall St. Vincent Footaction, Inc.                                                      764
27511                     Forest Village Park Footaction, Inc.                                                 3,851
27512                     Washington Square Footaction, Inc.                                                     430
27513                     Acadiana Footaction, Inc.                                                                1
27514                     Albany Mall Footaction, Inc.                                                             4
27515                     Albuquerque Footaction, Inc.                                                             4
27516                     Aurora Footaction, Inc.                                                              1,031
27517                     Baldwin Hills Footaction, Inc.                                                         638
27518                     Bergen Footaction, Inc.                                                                537
27519                     The Parks Footaction, Inc.                                                           4,243
27520                     Stony Brook Footaction, Inc.                                                         6,769
27521                     St. Louis Center Footaction, Inc.                                                      542
27522                     South Park Mall Footaction, Inc.                                                     4,319
27523                     COLUMBIA FOOTACTION, INC.                                                              973
27524                     Collin Creek Footaction, Inc.                                                           99
27525                     Birchwood Mall Footaction, Inc.                                                          0
27526                     Hanes Mall Footaction, Inc.                                                          5,246
27527                     Tulsa Promenade Footaction, Inc.                                                     1,022
27528                     MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                             353
27529                     Westfarms Open Country, Inc.                                                           574
27530                     Cumberland Mall Footaction, Inc.                                                       324
27531                     Eagle Ridge Footaction, Inc.                                                             0
27532                     Almeda Footaction, Inc.                                                                279
27533                     EASTLAND MALL FOOTACTION, INC.                                                       2,177

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27534                     Edison Mall Footaction, Inc.                                                             0
27535                     Topanga Footaction, Inc.                                                               820
27536                     So. Orange Ave. Open Country, Inc.                                                     486
27537                     MELDISCO K-M 901-99 MARKET ST., PA., INC.                                           30,227
27538                     MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                           36,926
27539                     White Plains Galleria Footaction, Inc.                                               5,598
27540                     Willowbrook Mall Footaction, Inc.                                                      976
27541                     MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                         11,525
27542                     HOMEWOOD, ILL., MELDISCO K-M, INC.                                                  48,019
27543                     BELLEVILLE, IL., MELDISCO K-M, INC.                                                  9,734
27544                     Madison Square Mall Footaction, Inc.                                                    95
27545                     The Plaza Footaction, Inc.                                                              94
27546                     Rio-West Mall Footaction, Inc.                                                         305
27547                     Rock Hill Mall Footaction, Inc.                                                        476
27548                     Signal Hill Mall Footaction, Inc.                                                      534
27549                     Las Americas Footaction, Inc.                                                        7,812
27550                     16300 HARLEM, IL., MELDISCO K-M, INC.                                               34,539
27551                     CRESTWOOD, IL., MELDISCO K-M, INC.                                                  16,346
27552                     MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                        27,946
27553                     MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                             30,324
27554                     MELDISCO K-M 200 KENT LANDING, MD., INC.                                            12,643
27555                     MELDISCO K-M 19TH ST., TX., INC.                                                    18,677
27556                     COURT ST., ILL., MELDISCO K-M, INC.                                                 25,102
27557                     MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                              33,545
27558                     MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                            20,946
27559                     MELDISCO K-M 400 WESTERN AVE., MA., INC.                                            16,108
27560                     MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                            17,350
27561                     MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                         23,407
27562                     MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                            18,286
27563                     MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                           23,761
27564                     MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                       16,698
27565                     MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                          36,637
27566                     MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                       12,863
27567                     MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                          48,402
27568                     MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                          21,084
27569                     MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                          29,906
27570                     MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                        16,148
27571                     MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                         19,260
27572                     MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                               9,576
27573                     MELDISCO K-M 8TH ST., FL., INC.                                                     29,024
27574                     MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                     15,875
27575                     MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                       13,997
27576                     MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                              11,462
27577                     MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                         115,583
27578                     MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                         14,403
27579                     MELDISCO K-M 104 DANBURY RD., CT., INC.                                              9,873
27580                     MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                          16,800
27581                     MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                20,109
27582                     MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                     24,987
27583                     MELDISCO K-M 770 BROADWAY, N.Y., INC.                                               19,065
27584                     CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                         22,286
27585                     MELDISCO K-M 511 W. SANILAC, MI., INC.                                              20,566
27586                     MELDISCO K-M MIDWAY PARK, N.C., INC.                                                11,235
27587                     MELDISCO K-M 480 WEST ST., N.H., INC.                                               12,540
27588                     MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                      14,649
27589                     MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                            19,618
27590                     MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                        24,158

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27591                     MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                            19,220
27592                     MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                        26,135
27593                     MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                           11,101
27594                     MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                          13,382
27595                     MELDISCO K-M 10501 PINES BLVD., FL., INC.                                           26,450
27596                     MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                16,071
27597                     MELDISCO K-M MITCHELL, S.D., INC.                                                   15,451
27598                     MELDISCO K-M LOS BANOS, CA., INC.                                                   13,624
27599                     MELDISCO K-M LUFKIN, TX., INC.                                                      17,164
27600                     MELDISCO K-M LUMBERTON, N.C., INC.                                                  15,163
27601                     MELDISCO K-M LOCK HAVEN, PA., INC.                                                  14,572
27602                     MELDISCO K-M LONG BEACH, MS., INC.                                                   9,054
27603                     MELDISCO K-M LORAIN, OH., INC.                                                      21,113
27604                     MELDISCO K-M LARAMIE, WY., INC.                                                      9,724
27605                     MELDISCO K-M MALONE, N.Y., INC.                                                     16,377
27606                     MELDISCO K-M MAPLEWOOD, MO., INC.                                                   18,675
27607                     MELDISCO K-M MARKET PLACE, AL., INC.                                                13,991
27608                     MELDISCO K-M MARSHALL, MN., INC.                                                    11,326
27609                     FOREST PARK, IL., MELDISCO K-M, INC.                                                30,313
27610                     FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                           14,803
27611                     MELDISCO K-M 875 EAST "H" ST., CA., INC.                                            21,132
27612                     MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                     49,689
27613                     MELDISCO K-M MONROE, N. C., INC.                                                    21,500
27614                     MELDISCO K-M WEST 3RD ST IND INC                                                    12,101
27615                     MELDISCO K-M GROVE CITY, OH., INC.                                                  18,678
27616                     MELDISCO K-M 2828 N BROADWAY IND INC                                                12,593
27617                     MELDISCO K-M BROOKLAWN, N.J., INC.                                                  15,156
27618                     MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                             25,008
27619                     MELDISCO K-M WEBSTER, MASS., INC.                                                   20,848
27620                     MELDISCO K-M CLARION, PA., INC.                                                     11,728
27621                     MELDISCO K-M TULLAHOMA, TENN., INC.                                                 11,071
27622                     MELDISCO K-M THORNDALE, PA., INC.                                                   12,650
27623                     EFFINGHAM, ILL., MELDISCO K-M, INC.                                                 11,801
27624                     MELDISCO K-M CLEVELAND RD., GA., INC.                                               22,079
27625                     STEGER, ILL., MELDISCO K-M, INC.                                                    19,417
27626                     MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                        14,850
27627                     MELDISCO K-M SPANISH FORK, UTAH, INC.                                               14,172
27628                     MELDISCO K-M RHINELANDER, WISC., INC.                                                6,491
27629                     MELDISCO K-M BARBERTON, OHIO, INC.                                                  21,870
27630                     BELVIDERE, ILL., MELDISCO K-M, INC.                                                 13,082
27631                     MELDISCO K-M MILFORD, CT., INC.                                                     23,885
27632                     MELDISCO K-M WADSWORTH, OHIO, INC.                                                  16,188
27633                     MELDISCO K-M EL PASO, TX., INC.                                                     30,925
27634                     MELDISCO K-M EPHRATA, PA., INC.                                                     18,531
27635                     MELDISCO K-M SOMERVILLE, MASS., INC.                                                26,694
27636                     MELDISCO K-M MANDEVILLE, LA., INC                                                   13,342
27637                     MELDISCO K-M JONESBORO, ARK., INC.                                                  14,344
27638                     MELDISCO K-M HUNT RD., OHIO, INC.                                                   12,903
27639                     MELDISCO K-M LOVELAND, COLO., INC.                                                  11,620
27640                     SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                          19,999
27641                     VERMILION ST., ILL., MELDISCO K-M, INC.                                              9,410
27642                     STERLING, ILL., MELDISCO K-M, INC.                                                  11,765
27643                     SPRINGFIELD, ILL., MELDISCO K-M, INC.                                               10,450
27644                     ROCKFORD, ILL., MELDISCO K-M, INC.                                                  12,587
27645                     QUINCY, ILL., MELDISCO K-M, INC.                                                    16,198
27646                     PERU TWP., ILL., MELDISCO K-M, INC.                                                 12,983
27647                     PEKIN ILL., MELDISCO K-M, INC.                                                      14,084

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27648                     PALATINE, ILL., MELDISCO K-M, INC.                                                  17,590
27649                     NAPERVILLE, ILL., MELDISCO K-M, INC.                                                14,344
27650                     MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                             33,137
27651                     MELDISCO K-M FT. OGLETHORPE, GA., INC.                                              22,752
27652                     MELDISCO K-M DEWITT, N.Y., INC.                                                     13,475
27653                     MELDISCO K-M DIVISION ST. W. VA., INC.                                              13,661
27654                     MELDISCO K-M DONELSON, TENN, INC.                                                   14,665
27655                     MELDISCO K-M DOTHAN, ALA., INC.                                                     10,084
27656                     MELDISCO K-M DOVER, DEL., INC.                                                      17,145
27657                     MELDISCO K-M DULUTH, MINN., INC.                                                    11,718
27658                     MELDISCO K-M E. 51ST ST., OKLA., INC.                                               10,717
27659                     MELDISCO K-M E. BALTIMORE ST., MD., INC.                                            20,666
27660                     MELDISCO K-M E. BROAD ST., ALA., INC.                                               10,962
27661                     MELDISCO K-M E. HIGH ST., PA., INC.                                                 10,788
27662                     MELDISCO K-M E. MAIN ST., ARIZ., INC.                                               18,544
27663                     MELDISCO K-M E. MARIPOSA RD., CA., INC.                                             18,958
27664                     MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                  14,639
27665                     MELDISCO K-M ENID, OKLA., INC.                                                      14,937
27666                     MELDISCO K-M EXTON, PA., INC.                                                       12,016
27667                     MELDISCO K-M CLEMENTON, N.J., INC.                                                  17,512
27668                     MELDISCO K-M COLISEUM BLVD N IND INC                                                18,529
27669                     MELDISCO K-M COMSTOCK TWP., MICH., INC.                                             10,537
27670                     MELDISCO K-M CONCORD AVE., CALIF., INC.                                             16,758
27671                     MELDISCO K-M CORAOPOLIS, PA., INC.                                                  13,009
27672                     MELDISCO K-M CORONA, CALIF., INC.                                                   18,015
27673                     MELDISCO K-M CORUNNA, MICH., INC.                                                   15,621
27674                     MELDISCO K-M CROFTON, MD., INC.                                                     11,880
27675                     MELDISCO K-M CROMWELL, CONN., INC.                                                  18,015
27676                     MELDISCO K-M DALTON, GA., INC.                                                      20,012
27677                     MELDISCO K-M DAWSON RD., GA., INC.                                                  21,145
27678                     MELDISCO K-M DAYTON, OHIO, INC.                                                     13,990
27679                     Lafayette Feet, Inc.                                                                 5,638
27680                     Springfield Feet, Inc.                                                               4,815
27681                     Shreveport Feet, Inc.                                                                1,144
27682                     Laredo Feet, Inc.                                                                   13,001
27683                     Covington Feet, Inc.                                                                 3,951
27684                     Ft. Myers Feet, Inc.                                                                 7,118
27685                     Morrow Feet, Inc.                                                                   11,008
27686                     Mesquite Feet, Inc.                                                                 11,845
27687                     New Orleans Feet, Inc.                                                               4,740
27688                     La Mesa Feet, Inc.                                                                       0
27689                     Tempe Feet, Inc.                                                                     3,761
27690                     San Diego Feet, Inc.                                                                 8,726
27691                     Hialeah Feet, Inc.                                                                   5,937
27692                     Houston Feet, Inc.                                                                   1,401
27693                     Almeda Feet, Inc.                                                                    3,918
27694                     East Towne Mall Feet, Inc.                                                           1,869
27695                     Aventura Feet, Inc.                                                                  8,877
27696                     Oklahoma City Feet, Inc.                                                             3,935
27697                     Savannah Feet, Inc.                                                                  2,850
27698                     Little Rock Feet, Inc.                                                               2,065
27699                     Vista Feet, Inc.                                                                     3,488
27700                     Austell Feet, Inc.                                                                   1,308
27701                     West Palm Feet, Inc.                                                               228,939
27702                     Brownsville Feet, Inc.                                                                 467
27703                     Hurst Feet, Inc.                                                                     2,697
27704                     Riverchase Feet, Inc.                                                                4,313

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27705                     Whitehall Feet, Inc.                                                                 8,639
27706                     Princeton Feet, Inc.                                                                     0
27707                     Southwest Freeway Feet, Inc.                                                         3,203
27708                     Daytona Beach Feet, Inc.                                                             4,289
27709                     Alpharetta Feet, Inc.                                                                4,201
27710                     MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                        4,059
27711                     Desert Ridge Feet, Inc.                                                            156,707
27712                     Montgomery Feet, Inc.                                                              112,383
27713                     Norman Feet, Inc.                                                                    5,168
27714                     MELDISCO K-M MURDOCK, FL., INC.                                                     19,394
27715                     MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                           19,556
27716                     MELDISCO K-M MISSION, TX., INC.                                                     44,148
27717                     MELDISCO K-M MILFORD, MI., INC.                                                     13,594
27718                     MELDISCO K-M MOJAVE, CA., INC.                                                      16,580
27719                     MELDISCO K-M MT. VERNON, OHIO, INC.                                                 12,548
27720                     MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                       17,768
27721                     MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                           9,666
27722                     MELDISCO K-M 453 E. MAIN ST., GA., INC.                                             15,480
27723                     CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                            41,033
27724                     MELDISCO K-M BAD AXE, MICH., INC.                                                   13,564
27725                     GALESBURG, ILL., MELDISCO K-M, INC.                                                 11,334
27726                     CHICAGO, ILL., MELDISCO K-M, INC.                                                   42,027
27727                     MCHENRY, IL., MELDISCO K-M , INC.                                                    9,873
27728                     CANTON, ILL., MELDISCO K-M, INC.                                                    10,131
27729                     1880 S.W. AVE., IL., MELDISCO K-M INC.                                              12,710
27730                     MELDISCO K-M 610 ROUTE 940 PA., INC.                                                15,868
27731                     MELDISCO K-M 5TH ST. HWY., PA., INC.                                                24,940
27732                     MELDISCO K-M 723 3RD AVE., IN., INC.                                                15,212
27733                     MELDISCO K-M GAYLORD, MICH., INC                                                    13,101
27734                     MELDISCO K-M RICE LAKE, WISC., INC.                                                 11,827
27735                     MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                          10,384
27736                     MELDISCO K-M 625 HWY. #136, WI., INC.                                               12,496
27737                     MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                           17,682
27738                     MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                         38,870
27739                     MELDISCO K-M 815 E. INNES ST., NC., INC.                                            13,874
27740                     MELDISCO K-M 830 MAIN ST., ME., INC.                                                 8,323
27741                     MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                              16,176
27742                     MELDISCO K-M 27TH AVE., FL., INC.                                                   15,263
27743                     MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                     11,954
27744                     MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                              13,351
27745                     MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                           19,408
27746                     2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                        15,889
27747                     ASHLAND AVE., IL., MELDISCO K-M, INC.                                               33,408
27748                     MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                         10,375
27749                     MACOMB, ILL., MELDISCO K-M, INC.                                                    10,177
27750                     MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                           12,678
27751                     MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                         15,830
27752                     MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                            11,007
27753                     MELDISCO K-M 1250 PERRY ST., MI., INC.                                              10,947
27754                     MELDISCO K-M 103 OAK AVE., WI., INC.                                                12,293
27755                     MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                               3,317
27756                     MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                         9,608
27757                     MELDISCO K-M 50TH & WADENA, MN., INC.                                               17,138
27758                     MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                     13,113
27759                     MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                7,472
27760                     MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                             18,482
27761                     MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                               14,837

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27762                     MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                     18,327
27763                     MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                             25,524
27764                     MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                      24,730
27765                     MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                12,978
27766                     MELDISCO K-M RANDOLPH ST., N.C., INC.                                               11,975
27767                     MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                              12,670
27768                     MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                          15,773
27769                     MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                          13,705
27770                     MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                 18,246
27771                     MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                     15,281
27772                     MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                           13,222
27773                     MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                    29,306
27774                     MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                    14,737
27775                     MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                19,306
27776                     MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                 29,072
27777                     MELDISCO K-M SALISBURY, MD., INC.                                                   10,135
27778                     SHOE ZONE #8437, INC.                                                               40,735
27779                     MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                 13,591
27780                     MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                             12,120
27781                     MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                               21,709
27782                     MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                         18,836
27783                     MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                           11,905
27784                     MILES SHOES MELDISCO BAY CITY, MICH., INC.                                          21,747
27785                     MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                  24,415
27786                     MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                             23,371
27787                     MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                 353
27788                     Gainesville Feet, Inc.                                                                   0
27789                     Kennesaw Feet, Inc.                                                                  2,336
27790                     Hollywood Feet, Inc.                                                                 9,937
27791                     Florida Mall Feet, Inc.                                                                195
27792                     Fayetteville Feet, Inc.                                                              5,654
27793                     Duluth Feet, Inc.                                                                   53,381
27794                     Chattanooga Feet, Inc.                                                               6,126
27795                     Bannister Feet, Inc.                                                                 9,089
27796                     Augusta Feet, Inc.                                                                   3,337
27797                     McAllen Feet, Inc.                                                                   4,450
27798                     Overland Park Feet, Inc.                                                             6,758
27799                     Miami Feet, Inc.                                                                    11,181
27800                     Stonecrest Feet, Inc.                                                                6,044
27801                     SAN YSIDRO FEET, INC.                                                                1,281
27802                     San Antonio Feet, Inc.                                                               9,654
27803                     Sunrise Feet, Inc.                                                                   4,396
27804                     The Forum at Olympia Parkway Feet, Inc.                                              5,173
27805                     Altamonte Springs Feet, Inc.                                                         1,443
27806                     Galleria Feet, Inc.                                                                  7,220
27807                     Antioch Feet, Inc.                                                                      91
27808                     River Ridge Feet, Inc.                                                              12,178
27809                     Quebec Square Feet, Inc.                                                             4,033
27810                     Huntsville Feet, Inc.                                                                2,693
27811                     Market Plaza Feet, Inc.                                                              1,681
27812                     Memphis Feet, Inc.                                                                     764
27813                     MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                11,842
27814                     MELDISCO K-M MOON TOWNSHIP, PA., INC.                                               19,084
27815                     MELDISCO K-M WILLOW ST., PA., INC.                                                  15,742
27816                     MELDISCO K-M RIVERTON, WYO., INC.                                                   10,475
27817                     MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                            12,833
27818                     MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                           12,238

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27819                     MELDISCO K-M MT. PLEASANT, PA., INC.                                                17,194
27820                     MELDISCO K-M MAAG AVE., CA., INC.                                                   15,757
27821                     MELDISCO K-M MACON, GA., INC.                                                       19,958
27822                     Southwyck Fan Club, Inc.                                                             1,022
27823                     MELDISCO K-M MADISON, N.C., INC.                                                    11,317
27824                     MELDISCO K-M MAIN ST., CA., INC.                                                    16,026
27825                     MELDISCO K-M MALL DRIVE, OH., INC.                                                  11,875
27826                     MELDISCO K-M LOS ANGELES, CA., INC.                                                 40,056
27827                     MELDISCO K-M LANCASTER, S.C., INC.                                                  12,859
27828                     MELDISCO K-M N. BROAD ST., N.C., INC.                                               11,175
27829                     MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                              12,499
27830                     MELDISCO K-M LUTZ, FL., INC.                                                        12,281
27831                     PARKCHESTER FOOTACTION, INC.                                                           638
27832                     MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                           287
27833                     MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                             16,950
27834                     MELDISCO K-M CLAYTON RD., CA., INC.                                                 15,027
27835                     MELDISCO K-M CHESAPEAKE, VA., INC.                                                  12,598
27836                     MELDISCO K-M CAMARILLO, CA., INC.                                                   13,210
27837                     MELDISCO K-M BROOMFIELD, COLO, INC.                                                  9,361
27838                     MELDISCO K-M BEMIDJI, MINN., INC.                                                   12,071
27839                     MELDISCO K-M BELLEVILLE, N.J., INC.                                                 44,470
27840                     MELDISCO K-M BECKLEY W. VA., INC.                                                   14,301
27841                     Security Square Mall Footaction, Inc.                                                1,750
27842                     San Jacinto Footaction, Inc.                                                             0
27843                     Salmon Run Fan Club, Inc.                                                                0
27844                     Rockaway Open Country, Inc.                                                          1,591
27845                     Rivergate Mall Footaction, Inc.                                                        208
27846                     Parmatown Fan Club, Inc.                                                                 0
27847                     Paterson Main Footaction, Inc.                                                       1,018
27848                     Southland Terrace Footaction, Inc.                                                     279
27849                     Southland Mall Footaction, Inc.                                                        342
27850                     Providence County Fan Club, Inc.                                                     2,028
27851                     Post Oak Mall Footaction, Inc.                                                           0
27852                     Pico Rivera Footaction, Inc.                                                        27,036
27853                     PHILADELPHIA FOOTACTION, INC.                                                        2,781
27854                     Permian Mall Footaction, Inc.                                                          693
27855                     Pecanland Mall Footaction, Inc.                                                        114
27856                     Studio Village Footaction, Inc.                                                      1,165
27857                     Staten Island Fan Club, Inc.                                                         5,912
27858                     Springfield Mall Footaction, Inc.                                                      121
27859                     Northwoods Mall Footaction, Inc.                                                       305
27860                     Swansea Fan Club, Inc.                                                                 178
27861                     Sunrise Footaction, Inc.                                                                49
27862                     MELDISCO K-M BRADENTON, FLA., INC.                                                  23,505
27863                     MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                           17,184
27864                     MELDISCO K-M CAPE CORAL, FLA., INC.                                                 14,767
27865                     MELDISCO K-M VERO BEACH, FLA., INC.                                                 14,830
27866                     MELDISCO K-M BATH, N.Y., INC.                                                       12,740
27867                     MELDISCO K-M JERSEY CITY, N.J., INC.                                                32,211
27868                     LOCKPORT, ILL., MELDISCO K-M, INC.                                                   7,345
27869                     MELDISCO K-M FT. SMITH, ARK., INC.                                                  16,750
27870                     MELDISCO K-M GREENWICH, N.Y., INC.                                                   9,959
27871                     MELDISCO K-M CALHOUN, GA., INC.                                                     15,792
27872                     MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                          10,217
27873                     MELDISCO K-M ARTESIA, N. M., INC.                                                   11,056
27874                     MELDISCO K-M XENIA, OHIO, INC.                                                      10,764
27875                     MELDISCO K-M REXBURG, IDAHO, INC.                                                   10,016

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27876                     MELDISCO K-M GRAND RAPIDS, MINN., INC.                                              11,514
27877                     MELDISCO K-M ONTARIO,CA., INC.                                                      24,573
27878                     MELDISCO K-M GRETNA, LA., INC.                                                      12,798
27879                     MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                 9,399
27880                     MELDISCO K-M SHAWNEE, OKLA., INC.                                                   17,432
27881                     Summit Place Fan Club, Inc.                                                              8
27882                     Northgate - Seattle Open Country, Inc.                                               1,195
27883                     North Milwaukee Avenue Footaction, Inc.                                              2,043
27884                     Newport Center Fan Club, Inc.                                                        1,340
27885                     Temple Footaction, Inc.                                                                100
27886                     Tanglewood Mall R#14 Footaction, Inc.                                                7,791
27887                     Media City Fan Club, Inc.                                                              651
27888                     MEMORIAL CITY UPRISE, INC.                                                           3,407
27889                     Melbourne Square Fan Club, Inc.                                                          0
27890                     Montebello Fan Club, Inc.                                                            7,524
27891                     Montclair Fan Club, Inc.                                                               310
27892                     Miami International Fan Club, Inc.                                                       0
27893                     Mesilla Valley Mall Footaction, Inc.                                                 6,108
27894                     Menlo Park Thom McAn, Inc.                                                           2,835
27895                     Richland Mall Footaction, Inc.                                                          92
27896                     Raleigh Springs Footaction, Inc.                                                        68
27897                     The Landings Footaction, Inc.                                                          249
27898                     Wrigley Marketplace Footaction, Inc.                                                 6,741
27899                     Eastpoint Mall Footaction, Inc.                                                      1,583
27900                     Footaction Gulfgate Mall, Inc.                                                         633
27901                     White Marsh Open Country, Inc.                                                         163
27902                     ARLINGTON UPRISE, INC.                                                               2,063
27903                     Wiregrass Commons Footaction, Inc.                                                     132
27904                     WOODLANDS UPRISE, INC.                                                              19,481
27905                     JESSAMINE FOOTACTION, INC.                                                             338
27906                     Jefferson Village Footaction, Inc.                                                     164
27907                     Jefferson Footaction, Inc.                                                           1,426
27908                     Iverson Mall Footaction, Inc.                                                        9,734
27909                     Hilltop Footaction, Inc.                                                             9,521
27910                     MELDISCO K-M MCALLEN, TX., INC.                                                     19,769
27911                     MELDISCO K-M MAUSTON, WI., INC.                                                      7,664
27912                     MELDISCO K-M MARTELL, CA., INC.                                                     12,363
27913                     MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                               11,748
27914                     MELDISCO K-M EUREKA, CA, INC.                                                       21,229
27915                     MELDISCO K-M EL MONTE WAY, CA., INC.                                                18,550
27916                     MELDISCO K-M ROCKLIN, CA., INC.                                                     13,201
27917                     MELDISCO K-M NASHVILLE, TN., INC.                                                   32,413
27918                     MELDISCO K-M SCOTTS VALLEY, CA., INC.                                               12,980
27919                     MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                         11,227
27920                     MELDISCO K-M METROTECH DR., VA., INC.                                               14,580
27921                     MELDISCO K-M NATCHEZ, MS., INC.                                                     14,237
27922                     MELDISCO K-M FREEDOM, CALIF., INC.                                                  20,503
27923                     MELDISCO K-M GEORGETOWN, KY., INC.                                                  11,045
27924                     MELDISCO K-M FAUKNER RD., CA., INC.                                                 16,279
27925                     MELDISCO K-M FRANKLIN, N.C., INC.                                                   19,008
27926                     MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                          8,388
27927                     MELDISCO K-M ROANOKE, VA., INC.                                                     11,427
27928                     MELDISCO K-M NASHUA, NH., INC.                                                      13,505
27929                     MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                        4,900
27930                     MELDISCO K-M SAN GERMAN, P.R., INC.                                                 64,153
27931                     MELDISCO K-M SEBRING, FLA., INC.                                                    14,461
27932                     MELDISCO K-M SEMINOLE, FLA., INC.                                                   24,657

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27933                     MELDISCO K-M ERIE HWY., OH., INC.                                                   14,561
27934                     MELDISCO K-M FAIRMONT, MN., INC.                                                    11,326
27935                     MELDISCO K-M DOUGLAS AVE., WI., INC.                                                12,275
27936                     MELDISCO K-M DUNDAS, MN., INC.                                                      11,667
27937                     MELDISCO K-M DURHAM, NC., INC.                                                      16,823
27938                     MELDISCO K-M EDGEWOOD, PA., INC.                                                    15,387
27939                     MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                          17,363
27940                     MELDISCO K-M FONTANA, CA., INC.                                                     36,008
27941                     MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                         10,498
27942                     MELDISCO K-M DELL RANGE BLVD., WY., INC.                                            10,247
27943                     MELDISCO K-M DEVILS LK., N.D., INC.                                                 11,618
27944                     MELDISCO K-M ELKO, NV., INC.                                                        11,314
27945                     MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                          22,881
27946                     MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                           17,569
27947                     MELDISCO K-M SAN MATEO, CA., INC.                                                   23,954
27948                     MELDISCO K-M SANTA BARBARA, CA., INC.                                               24,453
27949                     MELDISCO K-M SCOTT DEPOT, WV., INC.                                                 14,196
27950                     MELDISCO K-M MEDFORD, WI., INC.                                                     15,680
27951                     MELDISCO K-M MERAUX, LA., INC.                                                      15,198
27952                     MELDISCO K-M ROSEBURG, OR., INC.                                                    13,447
27953                     MELDISCO K-M N. COLUMBIA, GA., INC.                                                 14,572
27954                     MELDISCO K-M S. MADISON AVE., GA., INC.                                             14,618
27955                     MELDISCO K-M N. COURT ST., OH., INC.                                                22,474
27956                     MONTGOMERY, IL., MELDISCO K-M, INC.                                                 22,054
27957                     Eastland-Columbus Footaction, Inc.                                                   2,006
27958                     Seminary South Footaction, Inc.                                                         67
27959                     Regency Square Footaction, Inc.                                                          0
27960                     Elizabeth Footaction, Inc.                                                             863
27961                     Baton Rouge Footaction, Inc.                                                           625
27962                     Coddingtown Footaction, Inc.                                                         2,790
27963                     Florin Center Footaction, Inc.                                                      56,806
27964                     Arsenal Footaction, Inc.                                                               643
27965                     Florida Mall Footaction, Inc.                                                        2,690
27966                     Bakersfield Footaction, Inc.                                                           235
27967                     Beaver Mall Footaction, Inc.                                                           433
27968                     Woodland Hills Footaction, Inc.                                                      4,115
27969                     Greenmount Footaction, Inc.                                                             82
27970                     Mccreeless Mall Footaction, Inc.                                                       272
27971                     North Riverside Fan Club, Inc.                                                         222
27972                     Northgate - Durham Footaction, Inc.                                                    481
27973                     Brunswick Square Footaction, Inc.                                                    3,095
27974                     Burlington Center (N.J.) Footaction, Inc.                                           13,823
27975                     Colonial Heights Footaction, Inc.                                                       98
27976                     CENTURY FOOTACTION, INC.                                                               302
27977                     Southland-Hayward Footaction, Inc.                                                   1,112
27978                     Coral Square Footaction, Inc.                                                        1,782
27979                     Ross Park Mall Footaction, Inc.                                                        177
27980                     Braintree Footaction, Inc.                                                             935
27981                     Belden Footaction, Inc.                                                                167
27982                     Brazos Mall Footaction, Inc.                                                           153
27983                     Granger Footaction, Inc.                                                             2,338
27984                     Greenbrier Mall Footaction, Inc.                                                       167
27985                     Tacoma Mall Footaction, Inc.                                                         1,622
27986                     Cheltenham Square Footaction, Inc.                                                     599
27987                     Oxford Valley Mall Footaction, Inc.                                                    639
27988                     MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                       542
27989                     Southern Park Footaction, Inc.                                                       3,427

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27990                     Shannon Footaction, Inc.                                                             3,942
27991                     Pearlridge Footaction, Inc.                                                            484
27992                     Orange Park (FLA.) Footaction, Inc.                                                    543
27993                     Midland Park Footaction, Inc.                                                        2,417
27994                     Ridgedale Fan Club, Inc.                                                               325
27995                     Peabody Open Country, Inc.                                                               0
27996                     Chicago Ridge Footaction                                                               441
27997                     Menlo Park Fan Club, Inc.                                                            1,232
27998                     Merritt Island Footaction. Inc.                                                     27,970
27999                     Md., Wheaton Footaction, Inc.                                                          212
28000                     Biltmore Square Footaction, Inc.                                                         0
28001                     Harlem-Irving Footaction, Inc.                                                         112
28002                     Ingram Park Footaction, Inc.                                                           337
28003                     Macon Mall Footaction, Inc.                                                             99
28004                     Virginia Center Commons Footaction, Inc.                                               718
28005                     Miami Flagler Footaction, Inc.                                                           0
28006                     CT Post Fan Club, Inc.                                                                 432
28007                     Covina (Cal.) Footaction, Inc.                                                       1,094
28008                     Christiana Footaction, Inc.                                                            436
28009                     Manassas Footaction                                                                    183
28010                     Governor's Square Footaction, Inc.                                                      65
28011                     Sunland Park Footaction, Inc.                                                           67
28012                     Denton Footaction, Inc.                                                                308
28013                     Broadway Footaction, Inc.                                                              366
28014                     Cutler Ridge Mall Footaction, Inc.                                                  18,863
28015                     MELDISCO K-M CHEMLSFORD, MASS., INC.                                                22,461
28016                     MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                         10,615
28017                     MELDISCO K-M CHAGRIN FALLS, OH., INC.                                               10,855
28018                     MELDISCO K-M CARROLL, IOWA, INC.                                                    12,942
28019                     MELDISCO K-M CANTON, GA., INC.                                                      17,892
28020                     MELDISCO K-M CAMDEN, S.C., INC.                                                     11,236
28021                     MELDISCO K-M BREVARD RD., N.C., INC.                                                19,650
28022                     MELDISCO K-M BRIGHTON, COLO., INC.                                                  13,611
28023                     MELDISCO K-M BRYAN, OHIO, INC.                                                      13,416
28024                     MELDISCO K-M BUFORD, GA., INC.                                                      22,756
28025                     MELDISCO K-M BURBANK, CA., INC.                                                     13,953
28026                     MELDISCO K-M AUSTIN, MINN., INC.                                                    13,112
28027                     MELDISCO K-M ATWATER, CA., INC.                                                     14,774
28028                     MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                           29,137
28029                     MELDISCO K-M BURTON LANE, IN., INC.                                                 11,346
28030                     MELDISCO K-M BURLINGTON, WI., INC.                                                  11,891
28031                     MELDISCO K-M BURLINGTON, WA., INC.                                                  15,931
28032                     MELDISCO K-M BURLINGTON PIKE, KY., INC.                                             18,675
28033                     MELDISCO K-M CALLAWAY, FLA., INC.                                                   11,994
28034                     MELDISCO K-M BUTTE, MT., INC.                                                        8,446
28035                     MELDISCO K-M CHESTER, VA., INC.                                                     10,685
28036                     MELDISCO K-M BLUEFIELD, W.VA., INC.                                                 15,007
28037                     MELDISCO K-M BONITA SPRINGS, FL., INC.                                              16,115
28038                     MELDISCO K-M AMERICAN FORK, UT., INC.                                                9,787
28039                     MELDISCO K-M ANOKA, MN., INC.                                                       13,359
28040                     MELDISCO K-M APPLE VALLEY, CA., INC.                                                15,214
28041                     MELDISCO K-M ARECIBO, PR., INC.                                                     79,130
28042                     MELDISCO K-M ARROYO GRANDE, CA., INC.                                               12,072
28043                     MELDISCO K-M ASHTABULA, OHIO, INC.                                                  20,230
28044                     MELDISCO K-M ATASCADERO, CA., INC.                                                  15,538
28045                     MELDISCO K-M BLACKSBURG, VA., INC.                                                   9,313
28046                     MELDISCO K-M BIG BEAR LAKE, CA., INC.                                               16,611

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28047                     MELDISCO K-M BELLEVIEW, FL., INC.                                                   16,274
28048                     MELDISCO K-M BELL AVE., WI., INC.                                                   13,313
28049                     MELDISCO K-M BANNING, CA., INC.                                                     26,856
28050                     MELDISCO K-M CHESTERTON IND INC                                                     13,464
28051                     MELDISCO K-M BALLWIN, MO., INC.                                                     11,026
28052                     MELDISCO K-M ASHEVILLE, N.C., INC.                                                   7,953
28053                     MELDISCO K-M NEW ALBANY IN INC                                                      16,237
28054                     MELDISCO K-M SPRINGFIELD, VA., INC.                                                 14,656
28055                     MELDISCO K-M RICHFIELD, UT., INC.                                                   13,819
28056                     MELDISCO K-M ST. PETERSBURG, FLA., INC.                                             15,502
28057                     MELDISCO K-M RICHFIELD, MINN., INC.                                                 12,412
28058                     MELDISCO K-M WILLMAR, MINN., INC.                                                   12,816
28059                     MELDISCO K-M MAULDIN, S.C., INC.                                                    12,071
28060                     MELDISCO K-M WARREN, PA., INC.                                                      11,752
28061                     MELDISCO K-M FORT PAYNE, ALA., INC.                                                 13,361
28062                     MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                 12,286
28063                     MELDISCO K-M PORT ORANGE, FLA., INC.                                                10,709
28064                     MELDISCO K-M KATELLA AVE., CA., INC.                                                28,106
28065                     MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                             11,964
28066                     MELDISCO K-M SOMERSET, N.J., INC.                                                   17,470
28067                     MELDISCO K-M INDIANA, PA., INC.                                                     12,722
28068                     MELDISCO K-M OAKDALE, MINN., INC.                                                   14,647
28069                     MELDISCO K-M ITHACA, N.Y., INC.                                                     15,264
28070                     MELDISCO K-M SOMERSET, KY., INC.                                                    18,003
28071                     MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                             22,274
28072                     MELDISCO K-M UNION LAKE, MICH., INC.                                                11,273
28073                     MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                        15,185
28074                     MELDISCO K-M DUBOIS, PA., INC.                                                      17,340
28075                     MELDISCO K-M TUCUMCARI, N. M., INC.                                                  4,131
28076                     MELDISCO K-M HIGH POINT, N.C., INC.                                                 17,892
28077                     MELDISCO K-M BAXTER, MINN., INC.                                                    13,215
28078                     MELDISCO K-M DEPTFORD, N.J., INC.                                                   11,211
28079                     MELDISCO K-M PALM BAY, FLA., INC.                                                   19,852
28080                     MELDISCO K-M SPRINGDALE, ARK., INC.                                                 12,796
28081                     MELDISCO K-M PHILADELPHIA, PA., INC.                                                24,963
28082                     MELDISCO K-M LODI, N.J., INC.                                                       32,550
28083                     MELDISCO K-M CHEHALIS, WASH., INC.                                                  15,432
28084                     MELDISCO K-M BRADFORD, PA., INC.                                                    12,086
28085                     MELDISCO K-M CARY, N.C., INC.                                                       14,476
28086                     MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                             18,107
28087                     MELDISCO K-M LODI, CA., INC.                                                        12,925
28088                     MELDISCO K-M TORRINGTON, CONN., INC.                                                13,371
28089                     MELDISCO K-M DICKSON, TENN., INC.                                                   12,201
28090                     MELDISCO K-M CULLMAN, ALA., INC.                                                    15,901
28091                     MELDISCO K-M NORTH BLVD., N.C., INC.                                                12,088
28092                     MELDISCO K-M ROUTE 10, MISS., INC.                                                   8,096
28093                     MELDISCO K-M OREGON AVE., PA., INC.                                                 26,928
28094                     MELDISCO K-M GOODLETTSVILLE, TN., INC.                                              13,528
28095                     MELDISCO K-M BENSALEM, PA., INC.                                                    18,259
28096                     MELDISCO K-M N. TYLER ST., KS., INC.                                                12,029
28097                     MELDISCO K-M PENSACOLA, FLA., INC.                                                  12,929
28098                     WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                            10,011
28099                     MELDISCO K-M RAINBOW CITY, ALA., INC.                                                7,662
28100                     MELDISCO K-M MISSION BELL, FLA., INC.                                               12,173
28101                     MELDISCO K-M ATHENS, ALA., INC.                                                     15,763
28102                     MELDISCO K-M INDIANAPOLIS IN INC                                                    15,458
28103                     MELDISCO K-M LAYTON, UT., INC.                                                      16,307

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28104                     MELDISCO K-M JASPER, ALA., INC.                                                     15,341
28105                     MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                          56,694
28106                     MELDISCO K-M HWY 51 N WISC., INC.                                                   13,331
28107                     MELDISCO K-M PINOLE, CA., INC.                                                      20,050
28108                     MELDISCO K-M GARFIELD, MICH., INC.                                                  14,823
28109                     MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                         10,295
28110                     MELDISCO K-M LOGAN, UTAH., INC.                                                     13,787
28111                     MELDISCO K-M AUBURN, CA., INC.                                                      12,781
28112                     MELDISCO K-M LEECHBURG, PA., INC.                                                   14,677
28113                     MELDISCO K-M PORTLAND, TX., INC.                                                    15,863
28114                     MELDISCO K-M STREETSBORO, OH., INC.                                                 14,510
28115                     MELDISCO K-M SEVIERVILLE, TN., INC.                                                 15,248
28116                     MELDISCO K-M CONNEAUT, OH., INC.                                                    13,343
28117                     MELDISCO K-M MADISON, OHIO, INC.                                                    15,515
28118                     MELDISCO K-M GAS CITY IND INC                                                       12,163
28119                     MELDISCO K-M MARINE CITY, MI., INC.                                                 14,592
28120                     MELDISCO K-M ATLANTIC, IOWA, INC.                                                    9,934
28121                     MELDISCO K-M WINTER PARK, FLA., INC.                                                16,410
28122                     MELDISCO K-M WAVELAND, MISS., INC.                                                   9,471
28123                     MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                          12,116
28124                     MELDISCO K-M RUSSELLVILLE, ARK., INC.                                               11,329
28125                     MELDISCO K-M OTTUMWA, IOWA, INC.                                                    12,356
28126                     MELDISCO K-M MARYSVILLE, WA., INC.                                                  14,241
28127                     MELDISCO K-M OMAHA, NEB., INC.                                                      11,416
28128                     MELDISCO K-M BUSINESS SPUR, MICH., INC.                                              9,636
28129                     MELDISCO K-M PIQUA, OHIO, INC.                                                       9,720
28130                     MELDISCO K-M MAYSVILLE, KY., INC                                                    14,493
28131                     WASHINGTON, ILL., MELDISCO K-M, INC.                                                10,537
28132                     Colonial Feet, Inc.                                                                 11,489
28133                     Laurel Centre Footaction, Inc.                                                         228
28134                     Irving Footaction, Inc.                                                                 22
28135                     Carolina Footaction, Inc.                                                            2,023
28136                     Canal and Bourbon St. Footaction, Inc.                                                 323
28137                     Longview Footaction, Inc.                                                              170
28138                     Bonita Lakes Footaction, Inc.                                                          531
28139                     Augusta Mall Footaction, Inc.                                                        2,037
28140                     Eatontown Open Country, Inc.                                                         1,294
28141                     CARY FOOTACTION, INC.                                                                5,622
28142                     East Towne Mall Footaction, Inc.                                                     4,229
28143                     Basset Center Footaction, Inc.                                                      10,786
28144                     Raceway Fan Club, Inc.                                                               2,658
28145                     Carousal Center Footaction, Inc.                                                     2,607
28146                     Colonial Park Footaction, Inc.                                                         296
28147                     Avenida Norte Footaction, Inc.                                                           0
28148                     Bradley Square Footaction, Inc.                                                        162
28149                     DEPTFORD FOOTACTION, INC.                                                            4,057
28150                     Eastridge Mall Footaction, Inc.                                                        357
28151                     Trumbull Park Fan Club, Inc.                                                           390
28152                     Southpark Footaction, Inc.                                                               0
28153                     Valley Hills Footaction, Inc.                                                        1,121
28154                     West Oaks Footaction, Inc.                                                          47,522
28155                     Northwest Footaction, Inc.                                                             440
28156                     Village Mall Footaction, Inc.                                                          209
28157                     Vintage Faire Footaction, Inc.                                                       1,144
28158                     Redondo Beach Footaction, Inc.                                                         273
28159                     River Ridge Mall Footaction, Inc.                                                      172
28160                     Charlottesville Fashion Sq. Footaction, Inc.                                            71

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28161                     MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                         31,005
28162                     MILES MELDISCO K-M IOWA ST., CALIF., INC.                                           18,979
28163                     LOVES PARK, ILL., MELDISCO K-M, INC.                                                13,805
28164                     MELDISCO K-M AURORA, COLO., INC.                                                    47,094
28165                     MILES MELDISCO K-M EVERETT, WASH., INC.                                             21,728
28166                     MILES MELDISCO K-M FILMORE COLORADO, INC.                                           25,514
28167                     MILES MELDISCO K-M FITCHBURG MA, INC.                                               18,076
28168                     MILES MELDISCO K-M FLORISSANT, MO., INC.                                            17,473
28169                     MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                        10,480
28170                     MILES MELDISCO K M FORT WAYNE IND INC                                               18,021
28171                     MILES MELDISCO K-M FRUITVILLE, PA., INC.                                            18,575
28172                     Eastgate Footaction, Inc.                                                              486
28173                     Dolphin Mall Footaction, Inc.                                                          387
28174                     MILES MELDISCO K-M FT LAUDERDALE INC                                                41,189
28175                     MELDISCO K-M AUBURN, MAINE, INC.                                                    21,153
28176                     MELDISCO K-M ALBANY, ORE., INC.                                                     14,899
28177                     MELDISCO K-M ANNANDALE, VA., INC.                                                   33,966
28178                     MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                         29,753
28179                     MELDISCO K-M 3610 PECK RD., CA., INC.                                               23,274
28180                     MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                   13,383
28181                     MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                         55,587
28182                     MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                            40,259
28183                     MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                          87,132
28184                     MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                   16,348
28185                     MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                            20,111
28186                     MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                       24,413
28187                     MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                       39,804
28188                     MELDISCO K-M 4023 S. NOLAND, MO., INC.                                              19,014
28189                     MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                        13,895
28190                     MELDISCO K-M 1745 QUENTIN, PA., INC.                                                16,200
28191                     MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                           14,604
28192                     MELDISCO K-M 8730 RIO, CA., INC.                                                    15,416
28193                     MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                           23,991
28194                     MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                           12,556
28195                     MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                         22,851
28196                     MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                           36,167
28197                     MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                       22,570
28198                     MELDISCO K-M 2855 DUNN RD., MO., INC.                                               14,467
28199                     MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                           13,477
28200                     MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                        26,436
28201                     MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                            16,595
28202                     MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                         15,689
28203                     MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                        50,483
28204                     MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                        35,356
28205                     MELDISCO K-M 12713 TAMIAMI, FL., INC.                                               16,808
28206                     MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                         16,759
28207                     MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                          45,086
28208                     MELDISCO K-M BRONX, N.Y., INC.                                                      88,803
28209                     MELDISCO K-M BRANSON, MO., INC.                                                     25,457
28210                     MELDISCO K-M BISHOP, CA., INC.                                                      15,046
28211                     MELDISCO K-M BLYTHE, CA., INC.                                                      12,138
28212                     MELDISCO K-M BELL RD., AZ., INC.                                                    20,193
28213                     MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                            34,503
28214                     MELDISCO K-M BURNSVILLE, MINN., INC.                                                15,560
28215                     MELDISCO K-M BEDFORD IND INC                                                        11,029
28216                     MELDISCO K-M BAYAMON, PR., INC.                                                     86,771
28217                     MELDISCO K-M BATAVIA, N.Y., INC.                                                    17,176

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28218                     MELDISCO K-M 3808 BRADY ST., IA., INC.                                              15,351
28219                     MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                          45,378
28220                     MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                            17,721
28221                     MELDISCO K-M BEAVER FALLS, PA., INC.                                                11,389
28222                     MELDISCO K-M ANNAPOLIS, MD., INC.                                                   17,060
28223                     MELDISCO K-M AMHERST, OHIO, INC.                                                    30,236
28224                     MELDISCO K-M AMES, IOWA, INC.                                                       13,542
28225                     MELDISCO K-M ALPENA, MICH, INC.                                                     14,412
28226                     MELDISCO K-M ALLEGANY, N.Y., INC.                                                   15,553
28227                     MELDISCO K-M BARTOW RD., FLA., INC.                                                 18,536
28228                     MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                  18,896
28229                     Lakeforest Fan Club, Inc.                                                               99
28230                     Hanford Fan Club, Inc.                                                                 803
28231                     Greece Town Mall Fan Club, Inc.                                                        925
28232                     Fox Valley Footaction, Inc.                                                            995
28233                     Boulevard Mall Fan Club, Inc.                                                          380
28234                     Harrisburg East Footaction, Inc.                                                     1,332
28235                     Hattisburg Footaction, Inc.                                                             60
28236                     Haywood Footaction, Inc.                                                               131
28237                     Hulen Footaction, Inc.                                                               4,947
28238                     INDEPENDENCE MALL FOOTACTION, INC.                                                     840
28239                     Regency Square Footaction, Inc.                                                         54
28240                     Serramonte Footaction, Inc.                                                          2,159
28241                     Park City Footaction, Inc.                                                             453
28242                     Prince George's Footaction, Inc.                                                       256
28243                     Prien Lake Footaction, Inc.                                                            321
28244                     MELDISCO/PAY LESS HINES, OR., INC.                                                     838
28245                     Palm Beach Footaction, Inc.                                                            500
28246                     Ocala Footaction, Inc.                                                               4,031
28247                     Oxmoor Center Footaction, Inc                                                          143
28248                     Cortana Footaction, Inc.                                                            15,080
28249                     Emerald Square Footaction, Inc.                                                      1,027
28250                     Fairlane Footaction, Inc.                                                            1,102
28251                     Oakwood Footaction, Inc.                                                             4,653
28252                     Cherry Hill Footaction, Inc.                                                           862
28253                     Cloverleaf Footaction, Inc.                                                          1,002
28254                     Coronado Center Footaction, Inc.                                                         5
28255                     PLaza del Caribe Footaction, Inc.                                                    6,290
28256                     MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                        19,085
28257                     MELDISCO K-M W. COVINA, CA., INC.                                                   16,645
28258                     MELDISCO K-M APPLE AVE., MICH., INC.                                                18,676
28259                     MELDISCO K-M REDWOOD CITY, CA., INC.                                                25,896
28260                     MELDISCO K-M HOUMA, LA., INC.                                                       11,273
28261                     MELDISCO K-M MIDLAND, MICH., INC.                                                   13,436
28262                     LANSING, ILL., MELDISCO K-M, INC.                                                   22,787
28263                     MELDISCO K-M BEACON WOODS DR., FLA., INC.                                           27,408
28264                     MELDISCO K-M VINELAND, N.J., INC.                                                   23,140
28265                     MELDISCO K-M POCATELLO, INC.                                                        11,037
28266                     MELDISCO K-M FT. MYERS, FLA., INC                                                   17,037
28267                     MELDISCO K-M TEMPLE CITY, CA., INC.                                                 18,328
28268                     MELDISCO K-M CUDAHY, CALIF., INC.                                                   37,880
28269                     ROCK ISLAND, ILL., MELDISCO K-M, INC.                                               14,317
28270                     MELDISCO K-M LITTLE CREEK RD., VA., INC.                                            10,751
28271                     MELDISCO K-M BRIGHTON, MICH., INC.                                                  12,513
28272                     MELDISCO K-M LAPEER, MICH., INC.                                                    22,742
28273                     MELDISCO K-M FT. PIERCE, FLA., INC.                                                 19,995
28274                     MELDISCO K-M JACKSONVILLE, N.C., INC.                                               17,479

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28275                     SHERIDAN RD., ILL., MELDISCO K-M, INC.                                              18,361
28276                     MELDISCO K-M SEDALIA, MO., INC.                                                     12,281
28277                     MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                            21,577
28278                     MELDISCO K-M FOSTORIA, OHIO, INC.                                                   11,461
28279                     MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                              12,947
28280                     MELDISCO K-M ALAMOGORDO, N.M., INC.                                                 11,747
28281                     MELDISCO K-M CASA GRANDE, ARIZ., INC.                                               21,413
28282                     MELDISCO K-M MADISONVILLE, KY., INC.                                                11,158
28283                     MELDISCO K-M WARSAW IND INC                                                         15,927
28284                     MELDISCO K-M OWNESBORO, KY., INC.                                                   13,957
28285                     MELDISCO K-M ELWOOD IND INC                                                         10,534
28286                     MELDISCO K-M MT. AIRY, N.C., INC.                                                   11,741
28287                     MELDISCO K-M OLATHE, KS., INC.                                                      16,387
28288                     MELDISCO K-M ORANGE PARK, FLA., INC.                                                15,558
28289                     MELDISCO K-M DECATUR, ALA., INC.                                                    14,317
28290                     MELDISCO K-M FT. MORGAN, COLO., INC.                                                 6,515
28291                     MELDISCO K-M ENOLA, PA., INC.                                                       10,476
28292                     MELDISCO K-M FRONT ROYAL, VA., INC.                                                 13,988
28293                     MELDISCO K-M BALTIMORE CITY, MD., INC.                                              14,249
28294                     MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                           27,827
28295                     MELDISCO K-M WICHITA, KS., INC.                                                     12,524
28296                     MELDISCO K-M CLAY, N.Y., INC.                                                       13,184
28297                     MELDISCO K-M GARDENDALE, ALA., INC.                                                 10,630
28298                     MELDISCO K-M PANAMA CITY, FLA., INC.                                                11,210
28299                     MELDISCO K-M COVINGTON, VA., INC.                                                    8,614
28300                     MELDISCO K-M HARLINGEN, TX., INC.                                                   15,835
28301                     MELDISCO K-M REDLANDS, CA., INC.                                                    14,624
28302                     MELDISCO K-M ESCANABA, MICH., INC.                                                   7,320
28303                     MELDISCO K-M TRAVERSE CITY, MICH., INC.                                             15,970
28304                     MELDISCO K-M GREECE, N.Y., INC.                                                     17,326
28305                     MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                          17,564
28306                     MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                        17,275
28307                     MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                           30,973
28308                     MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                        36,128
28309                     MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                         21,336
28310                     MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                          24,816
28311                     MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                         11,937
28312                     MILES MELDISCO K-M SOUTH BEND, IND., INC.                                           16,067
28313                     MILES MELDISCO K-M ROSWELL RD., GA., INC.                                           29,186
28314                     MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                          16,834
28315                     MILES MELDISCO K-M SALEM, N. H., INC.                                               13,045
28316                     MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                        17,166
28317                     MILES MELDISCO K-M SHADELAND IND INC                                                30,261
28318                     MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                        32,213
28319                     MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                           16,947
28320                     MILES MELDISCO K-M SO MADISON AVE IND INC                                           27,148
28321                     MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                           0
28322                     MILES MELDISCO K-M WAWATOSA, WISC., INC.                                            19,475
28323                     MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                9,326
28324                     MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                          22,462
28325                     MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                      15,532
28326                     MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                          14,181
28327                     MILES MELDISCO K-M STOCKTON, CAL., INC.                                             18,407
28328                     MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                    17,566
28329                     MILES MELDISCO K-M ROSERY RD FLA INC                                                16,556
28330                     MILES MELDISCO K-M ROCHESTER, MINN., INC.                                           14,434
28331                     MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                        21,416

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28332                     MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                           8,398
28333                     MILES MELDISCO K-M STOW, OHIO, INC.                                                 14,048
28334                     MILES MELDISCO K-M TAMPA FLA INC                                                    18,293
28335                     MILES MELDISCO K-M TARENTUM RD., PA., INC.                                          20,514
28336                     MILES MELDISCO K-M TILGHAM ST., PA., INC.                                           16,153
28337                     MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                      13,707
28338                     MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                          18,211
28339                     MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                          15,713
28340                     MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                        15,760
28341                     MILES MELDISCO K-M VENTURA, CAL., INC.                                              15,622
28342                     MILES MELDISCO K-M VERSAILLES, PA., INC.                                            18,468
28343                     MILES MELDISCO K-M VIVIAN, MO., INC.                                                14,012
28344                     MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                         21,058
28345                     MILES MELDISCO K-M TAYLOR, MICH., INC.                                              33,729
28346                     MILES MELDISCO K-M TROY, MICH., INC.                                                21,277
28347                     MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                       20,824
28348                     MILES MELDISCO K-M URBANDALE, IOWA, INC.                                            12,043
28349                     MILES MELDISCO K-M W 1400 S UTAH INC.                                               17,516
28350                     MELDISCO K-M  MANISTEE, MICH., INC.                                                 18,892
28351                     MELDISCO K-M BALTIMORE, MD., INC.                                                   16,227
28352                     MILES MELDISCO K-M YPSILANTI, MICH., INC.                                           16,154
28353                     MILES MELDISCO K-M YAKIMA, WASH., INC.                                              18,999
28354                     MILES MELDISCO K-M WILSON RD., CALIF., INC.                                         18,258
28355                     MILES MELDISCO K-M YOUNGSTOWN, INC.                                                 15,010
28356                     MILES MELDISCO K-M WESTLAND, MICH., INC.                                            23,816
28357                     MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                        11,574
28358                     MILES MELDISCO K-M WEST RD., MICH., INC.                                            17,892
28359                     MILES MELDISCO K-M WAUKESHA, WISC., INC.                                             7,711
28360                     MELDISCO K-M PINEVILLE, LA., INC.                                                   12,596
28361                     MELDISCO K-M WILMINGTON, DE., INC.                                                  22,274
28362                     MELDISCO K-M ST. JOHNS, MI., INC.                                                   12,201
28363                     MELDISCO K-M ST. GEORGE, UT., INC.                                                  18,688
28364                     MELDISCO K-M PAINTSVILLE, KY., INC.                                                 18,655
28365                     MELDISCO K-M PLEASANTVILLE, N.J., INC.                                              24,538
28366                     MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                    34,461
28367                     MELDISCO K-M OAK HARBOR, WA., INC.                                                  11,977
28368                     MELDISCO K-M NOGALES, ARIZ., INC.                                                   58,502
28369                     MELDISCO K-M SOUTH BISHOP, MO., INC.                                                13,160
28370                     MELDISCO K-M POMPANO BEACH, FL., INC.                                               25,783
28371                     MELDISCO K-M ST. CLOUD, MN., INC.                                                   17,129
28372                     MELDISCO K-M RIPON, WI., INC.                                                        9,314
28373                     MELDISCO K-M PINEVILLE, N.C., INC.                                                  19,085
28374                     MELDISCO K-M WINTER GARDEN, FL., INC.                                               17,367
28375                     MELDISCO K-M WINCHESTER, KY., INC.                                                  13,780
28376                     MELDISCO K-M WISE, VA., INC.                                                        13,842
28377                     MELDISCO K-M RIO RANCHO, NM., INC.                                                  14,854
28378                     MELDISCO K-M YANKTON, S.D., INC.                                                    12,200
28379                     MELDISCO K-M ORANGEBURG, S.C., INC.                                                 17,773
28380                     MELDISCO K-M PALATKA, FLA., INC.                                                    12,838
28381                     MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                           18,102
28382                     MELDISCO K-M NORTH KENT MALL, MICH., INC.                                           21,827
28383                     MELDISCO K-M NORWALK, OHIO, INC.                                                    13,097
28384                     MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                              15,974
28385                     MELDISCO K-M NEW BOSTON, OHIO, INC.                                                 14,639
28386                     MELDISCO K-M PORTAGE RD., OHIO, INC.                                                23,409
28387                     MELDISCO K-M ST. JOSEPH, MO., INC.                                                  11,230
28388                     MELDISCO K-M WYTHEVILLE, VA., INC.                                                   8,227

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28389                     MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                             25,714
28390                     MELDISCO K-M OCONOMOWOC, WI., INC.                                                  10,841
28391                     MELDISCO K-M OAK RIDGE, TENN., INC.                                                 13,134
28392                     MELDISCO K-M WINTER SPRINGS, FL., INC.                                              16,423
28393                     MELDISCO K-M PLYMOUTH, IN., INC.                                                    16,105
28394                     MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                7,016
28395                     MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                          15,479
28396                     MELDISCO K-M PITTSTON, PA., INC.                                                    10,088
28397                     MELDISCO K-M PRESCOTT, ARIZ., INC.                                                  13,024
28398                     MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                               17,319
28399                     MELDISCO K-M RICHMOND, VA., INC.                                                    19,580
28400                     MELDISCO K-M GUAYAMA, N.Y., INC.                                                    57,371
28401                     MELDISCO K-M HENDERSON, NEV., INC.                                                  18,117
28402                     MELDISCO K-M CHARLEVOIX, MI., INC.                                                  10,927
28403                     MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                        48,219
28404                     MELDISCO K-M GOLDENROD RD., N., FL., INC.                                           16,549
28405                     MELDISCO K-M NORTHPORT, AL., INC.                                                   12,560
28406                     MELDISCO K-M OXON HILL, MD., INC.                                                   18,904
28407                     MELDISCO K-M ORANGE CITY, FL., INC.                                                 17,967
28408                     MELDISCO K-M OAK PARK, MI., INC.                                                    27,220
28409                     MELDISCO K-M NORTH BERGEN, N.J., INC.                                               56,243
28410                     MELDISCO K-M SAN LEANDRO, CALIF., INC.                                              24,352
28411                     MELDISCO K-M KENT, WASH., INC.                                                      20,762
28412                     MELDISCO K-M ONTARIO, ORE., INC.                                                    14,043
28413                     MELDISCO K-M GONZALES, LA., INC.                                                     9,873
28414                     MELDISCO K-M BURNHAM, PA., INC.                                                     12,296
28415                     MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                           12,543
28416                     MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                   703
28417                     MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                          530
28418                     MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                         18,388
28419                     MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                           12,168
28420                     Highland Mall Footaction, Inc.                                                         168
28421                     Military Circle Footaction, Inc.                                                        46
28422                     Mall of Abilene Footaction, Inc.                                                       155
28423                     Santurce Footaction, Inc.                                                              992
28424                     Sikes Center Footaction, Inc                                                            63
28425                     Newburgh Mall Footaction, Inc.                                                       8,680
28426                     Newport City Thom McAn, Inc                                                          8,328
28427                     Marquette Mall Footaction, Inc.                                                        106
28428                     Granite Run Fan Club, Inc.                                                             819
28429                     Gadsden Mall Footaction, Inc.                                                           64
28430                     MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                             311
28431                     MELDISCO/PAY LESS MEAD, WA., INC.                                                      520
28432                     MELDISCO K-M 1075 SHAW AVE., CA., INC.                                              20,662
28433                     Georgia Square Footaction, Inc.                                                          9
28434                     Great Northwest Footaction, Inc.                                                       581
28435                     Hamilton Place Footaction, Inc.                                                        211
28436                     Sharpstown Center Footaction, Inc.                                                     695
28437                     Roosevelt Mall (PA) Footaction, Inc.                                                   878
28438                     Great Mall Footaction, Inc.                                                            284
28439                     Mall Del Norte Footaction, Inc.                                                        945
28440                     Valle Vista Footaction, Inc.                                                           375
28441                     Metro North Footaction, Inc.                                                           511
28442                     Natick Mall Footaction, Inc.                                                           264
28443                     North East Footaction, Inc.                                                            374
28444                     Independence Center Footaction, Inc.                                                   364
28445                     West Oaks Footaction, Inc.                                                               0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28446                     South Plains Footaction, Inc.                                                          140
28447                     Southlake Mall Footaction, Inc.                                                      3,196
28448                     Tucson Mall Footaction, Inc.                                                           129
28449                     Town East Footaction, Inc.                                                             650
28450                     University Footaction, Inc.                                                          4,782
28451                     Solomon Pond Footaction, Inc.                                                          112
28452                     Warner Robins Galleria Footaction, Inc.                                                 46
28453                     Carolina East Footaction, Inc.                                                         900
28454                     Camp Wisdom Footaction, Inc.                                                           271
28455                     MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                         5,602
28456                     Capital Footaction, Inc.                                                               336
28457                     Boynton Beach Footaction, Inc.                                                         500
28458                     Annapolis Mall Footaction, Inc.                                                        650
28459                     Citadel Mall Footaction, Inc.                                                          246
28460                     Steamtown Footaction, Inc.                                                           3,370
28461                     St. Clair FootAction, Inc.                                                           2,746
28462                     Pasadena Towne Square Footaction, Inc.                                                 106
28463                     Mt. Berry Square Footaction, Inc,                                                      412
28464                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                            313
28465                     Tyrone Square Footaction, Inc.                                                         500
28466                     OAK HOLLOW FOOTACTION, INC.                                                             82
28467                     Mall at 163rd St. Footaction, Inc.                                                  29,339
28468                     Northgate Footaction, Inc.                                                               0
28469                     Magnolia Mall Footaction, Inc.                                                         318
28470                     Columbia Center Footaction, Inc.                                                     1,794
28471                     FOUR SEASONS FOOTACTION, INC.                                                          175
28472                     Greenspoint Footaction, Inc.                                                           832
28473                     Gulf View Square Footaction Inc.                                                         0
28474                     Golden East Crossing Footation, Inc.                                                 4,833
28475                     Hudson Mall Footaction, Inc.                                                           519
28476                     Spring Hill Footaction, Inc.                                                            36
28477                     Taylor Township Footaction, Inc                                                      2,953
28478                     Broward Mall Footaction, Inc.                                                           91
28479                     Fairgrounds Sq. Footaction, Inc.                                                       300
28480                     Oak Park Footaction, Inc.                                                              613
28481                     Kenner Footaction, Inc.                                                              4,694
28482                     Old Hickory Mall Footaction, Inc.                                                      244
28483                     SOUTH SQUARE MALL FOOTACTION, INC.                                                       0
28484                     W. Mifflin Footaction, Inc.                                                            976
28485                     Lakeland Square Footaction, Inc.                                                        10
28486                     Westgate Mall Footaction, Inc.                                                       2,654
28487                     TWIN RIVERS MALL FOOTACTION, INC.                                                      259
28488                     Anderson Footaction, Inc.                                                              214
28489                     MELDISCO K-M PROVO, UT., INC.                                                       13,805
28490                     MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                             17,451
28491                     MELDISCO K-M RIO PIEDRAS, PR., INC.                                                 44,909
28492                     MELDISCO K-M GRAYLING, MI, INC.                                                     12,702
28493                     MELDISCO K-M GRAYSON, KY., INC.                                                     17,624
28494                     MELDISCO K-M HARDING HIGHWAY, OH., INC.                                             13,872
28495                     MELDISCO K-M HAVRE, MONT., INC.                                                     14,495
28496                     MELDISCO K-M N. MIAMI BEACH, FL., INC.                                              44,116
28497                     MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                          15,697
28498                     MELDISCO K-M GREENVILLE, MI., INC.                                                  21,870
28499                     MELDISCO K-M HESPERIA, CA., INC.                                                    18,502
28500                     MELDISCO K-M COLORADO SPRINGS, CO., INC.                                            10,629
28501                     MELDISCO K-M LANTANA, FLA., INC.                                                    27,489
28502                     MELDISCO K-M LANGHORNE, PA., INC.                                                   13,750

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28503                     MELDISCO K-M HUTCHINSON, KAN., INC.                                                 10,004
28504                     MELDISCO K-M LAWTON, OKLA., INC.                                                    16,025
28505                     MELDISCO K-M MT. PLEASANT, MICH., INC.                                              16,009
28506                     MELDISCO K-M HALSTEAD ST., MICH., INC.                                              10,444
28507                     MELDISCO K-M HILLTOP DR., CALIF., INC.                                              19,415
28508                     MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                           12,369
28509                     MELDISCO K-M HUNTINGTON IND INC                                                     15,179
28510                     MELDISCO K-M HORSEHEADS, N.Y., INC.                                                 13,282
28511                     MELDISCO K-M LEWISTON, ID., INC.                                                    12,877
28512                     MELDISCO K-M LONGMONT, COLO., INC.                                                  16,157
28513                     MELDISCO K-M HAMPTON, VA., INC.                                                     11,473
28514                     MELDISCO K-M HEMET, CALIF., INC.                                                    16,932
28515                     MELDISCO K-M HOBBS, N.M., INC.                                                      10,776
28516                     MELDISCO K-M JEFFERSONVILLE, IND., INC.                                             13,519
28517                     MELDISCO K-M JEFFERSON CITY, MO., INC.                                              15,701
28518                     MELDISCO K-M KALISPELL, MO., INC.                                                   12,700
28519                     MELDISCO K-M LONGVIEW, TX., INC.                                                    11,745
28520                     MELDISCO K-M MAIN ST., WISC., INC.                                                  14,912
28521                     MELDISCO K-M LOUISVILLE, KY., INC.                                                  20,712
28522                     MELDISCO K-M HYANNIS, MASS., INC.                                                   30,542
28523                     MELDISCO K-M KINGSPORT, TENN., INC.                                                 15,678
28524                     MELDISCO K-M JACKSON, TENN., INC.                                                   19,206
28525                     MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                               18,219
28526                     MELDISCO K-M HWY. 33, VA., INC.                                                     14,415
28527                     MELDISCO K-M MALL BLVD., PA., INC.                                                  18,598
28528                     MELDISCO K-M LAKE PARK, FLA., INC.                                                  35,126
28529                     MELDISCO K-M KLAMATH FALLS, ORE., INC.                                              14,011
28530                     MELDISCO K-M LAS CRUCES, N.M., INC.                                                 12,488
28531                     MELDISCO K-M HOOKSETT, N.H., INC.                                                   14,734
28532                     MELDISCO K-M HELENA, MONT., INC.                                                    11,310
28533                     MELDISCO K-M HAYWARD, CALIF., INC.                                                  22,462
28534                     MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                             15,101
28535                     MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                           11,498
28536                     MILES MELDISCO K-M CIRCLE, KY., INC.                                                18,258
28537                     MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                        16,133
28538                     MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                              967
28539                     MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                         19,935
28540                     MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                         14,369
28541                     MILES MELDISCO K-M CEDAR ST., MICH., INC.                                           18,314
28542                     MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                         19,624
28543                     MILES MELDISCO K-M BUTLER ST., PA., INC.                                            17,095
28544                     MILES MELDISCO K-M BLOOMINGTON IND INC                                               9,985
28545                     MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                       16,848
28546                     MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                           19,900
28547                     MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                          15,668
28548                     MILES MELDISCO K-M BELT H'WAY., MO., INC.                                           14,601
28549                     MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                         43,608
28550                     MILES MELDISCO K-M BEACH BLVD FLA INC                                               29,721
28551                     MILES MELDISCO K-M BANISTER RD., MO., INC.                                          11,710
28552                     MILES MELDISCO K-M BAGLEY, OHIO, INC.                                               17,135
28553                     MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                          27,172
28554                     MILES MELDISCO K-M BISCAYNE FLA INC                                                 32,507
28555                     MILES MELDISCO K-M 72ND ST., WASH., INC.                                            19,998
28556                     MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                        26,484
28557                     MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                    73,015
28558                     MILES MELDISCO K-M ARVADA, COLO., INC.                                              14,632
28559                     MILES MELDISCO K-M BISMARK, N. DAK., INC.                                           22,439

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28560                     MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                    20,037
28561                     MILES MELDISCO K-M 2873 W., PA., INC.                                               16,818
28562                     MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                        18,648
28563                     MILES MELDISCO K-M AVE., J., CALIF., INC.                                           16,544
28564                     MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                    19,573
28565                     MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                    39,892
28566                     MILES MELDISCO K-M COLUMBUS, GA.,INC.                                               19,354
28567                     MILES MELDISCO K-M 66 ST FLA INC                                                    26,048
28568                     MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                        30,552
28569                     MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                          15,047
28570                     MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                          12,068
28571                     MILES MELDISCO K-M 9TH ST., FLA., INC.                                              23,907
28572                     MILES MELDISCO K-M 6TH AVE., WASH., INC.                                            16,986
28573                     MILES MELDISCO K-M CUDAHY, WISC., INC.                                              15,810
28574                     MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                           13,412
28575                     MILES MELDISCO K-M EL CAJON, CALIF., INC.                                           21,983
28576                     MILES MELDISCO K-M DENVER, INC.                                                     14,578
28577                     MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                           30,208
28578                     MILES MELDISCO K-M DES PLAINES, INC.                                                21,289
28579                     MILES MELDISCO K-M DIXIE, KY., INC.                                                 21,641
28580                     MILES MELDISCO K-M DORAVILLE, GA., INC.                                             36,568
28581                     MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                              13,824
28582                     MILES MELDISCO K-M COLUMBIA, S.C., INC.                                             16,146
28583                     MILES MELDISCO K-M EASTWOOD, ALA., INC.                                             13,809
28584                     MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                15,979
28585                     MELDISCO K-M SHEBOYGAN, WISC., INC.                                                 10,198
28586                     MELDISCO K-M MURFREESBORO, TENN., INC.                                              10,814
28587                     MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                           10,830
28588                     MELDISCO K-M RANCHO CORDOVA, CA., INC.                                              13,707
28589                     MELDISCO K-M LAKE ORION, MICH., INC.                                                16,042
28590                     MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                        12,026
28591                     MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                              15,066
28592                     MELDISCO K-M. ACTON, MASS., INC.                                                    10,513
28593                     MELDISCO K-M ELLICOTT CITY, MD., INC.                                               10,143
28594                     MELDISCO K-M GARFIELD HTS., OHIO, INC.                                              29,721
28595                     MELDISCO K-M SEASIDE, CA., INC.                                                     22,915
28596                     MELDISCO K-M BROOKHAVEN, PA., INC.                                                  14,858
28597                     MELDISCO K-M SAYRE, PA., INC.                                                       14,562
28598                     MELDISCO K-M NEWBURYPORT, MASS., INC.                                                9,108
28599                     MELDISCO K-M SHERIDAN, WYO., INC.                                                   10,370
28600                     MELDISCO K-M LA PORTE IND INC                                                       14,624
28601                     MELDISCO K-M FALL RIVER, MASS., INC.                                                16,365
28602                     MELDISCO K-M FEDERAL HWY., FLA., INC.                                               30,040
28603                     MELDISCO K-M NEW CASTLE, PA., INC.                                                  17,075
28604                     MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                          13,339
28605                     MELDISCO K-M WAYNESBORO, PA., INC.                                                  10,890
28606                     MELDISCO K-M S. PLAINFIELD, N.J., INC.                                              25,706
28607                     MELDISCO K-M BELLE VERNON, PA., INC.                                                17,280
28608                     MELDISCO K-M HERNDON, VA., INC.                                                     18,825
28609                     MELDISCO K-M WATERTOWN, CT., INC.                                                   10,618
28610                     MELDISCO K-M WILLIAMSPORT, PA., INC.                                                16,721
28611                     MELDISCO K-M EAGLEVILLE, PA., INC.                                                  10,578
28612                     MELDISCO K-M GLASSBORO, N.J., INC.                                                  17,032
28613                     MELDISCO K-M MARYVILLE, TENN., INC.                                                 14,490
28614                     MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                             16,222
28615                     MELDISCO K-M SUNLAND, CA., INC.                                                     21,916
28616                     NEW LENOX, ILL., MELDISCO K-M, INC.                                                 17,515

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28617                     MELDISCO K-M BERWICK, PA., INC.                                                     12,264
28618                     MELDISCO K-M STATEN ISLAND, N.Y., INC.                                              19,064
28619                     MELDISCO K-M LAKE TAHOE, CA., INC.                                                  13,294
28620                     MELDISCO K-M HENDERSONVILLE, TENN., INC.                                            10,903
28621                     MELDISCO K-M ALLENTOWN, PA., INC.                                                   23,088
28622                     MELDISCO K-M CORTLAND, N.Y., INC.                                                   16,357
28623                     MELDISCO K-M AUGUSTA, MAINE, INC.                                                    5,023
28624                     MELDISCO K-M MEADEVILLE, PA., INC.                                                  14,890
28625                     MELDISCO K-M E. STROUDSBURG, PA., INC.                                              19,642
28626                     MELDISCO K-M LANCASTER, PA., INC.                                                   17,852
28627                     MELDISCO K-M RIO GRANDE, N.J., INC.                                                 33,395
28628                     PONTIAC, ILL., MELDISCO K-M, INC.                                                    9,777
28629                     PULASKI, ILL., MELDISCO K-M, INC.                                                   31,092
28630                     MELDISCO K-M CLAYMONT, DEL., INC.                                                   15,652
28631                     MELDISCO K-M GOLDSBORO, N.C., INC.                                                  14,941
28632                     MELDISCO K-M WATERVILLE, MAINE, INC.                                                17,289
28633                     MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                               19,234
28634                     MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                           13,537
28635                     MELDISCO K-M CHEBOYGAN, MICH., INC.                                                 13,710
28636                     MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                           10,332
28637                     MELDISCO K-M KINSTON, N. C., INC.                                                   11,303
28638                     MELDISCO K-M SARALAND, ALA., INC.                                                   11,299
28639                     MELDISCO K-M JAMESTOWN, N.D.,INC.                                                    8,317
28640                     MELDISCO K-M ENDICOTT, N.Y., INC.                                                   14,818
28641                     MELDISCO K-M QUAKERTOWN, PA., INC.                                                  13,763
28642                     MELDISCO K-M KOKOMO, IN., INC.                                                      14,702
28643                     MELDISCO K-M CINCINNATI, OHIO, INC.                                                 17,389
28644                     MELDISCO K-M PIERRE, S.D., INC.                                                     11,585
28645                     MELDISCO K-M WOODBRIDGE, VA., INC.                                                  17,900
28646                     MELDISCO K-M LEBANON, TENN., INC.                                                    9,985
28647                     MELDISCO K-M CHATTANOOGA, TN., INC.                                                  9,818
28648                     MELDISCO K-M SPRINGFIELD, MA., INC.                                                 20,967
28649                     MELDISCO K-M RICHMOND, MICH., INC.                                                  18,556
28650                     MELDISCO K-M LIMONITE AVENUE, CA., INC.                                             17,881
28651                     MELDISCO K-M PLACERVILLE, CA., INC.                                                 14,615
28652                     MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                          16,177
28653                     MELDISCO K-M ALBERTVILLE, ALA., INC.                                                13,956
28654                     MELDISCO K-M WINONA, MINN., INC.                                                    11,458
28655                     MELDISCO K-M O'FALLON, MO., INC.                                                    10,619
28656                     MELDISCO K-M 3020 12TH ST., S.D., INC.                                               9,485
28657                     MELDISCO K-M WEST BEND, WISC., INC.                                                  9,677
28658                     MELDISCO K-M N. PLAINFIELD, N.J., INC.                                              31,491
28659                     MELDISCO K-M WEST CHESTER, PA., INC.                                                12,224
28660                     MELDISCO K-M TEXARKANA, TX., INC.                                                   12,142
28661                     MELDISCO K-M DANVILLE, KY., INC.                                                    13,097
28662                     MELDISCO K-M FRACKVILLE, PA., INC.                                                  14,277
28663                     MORTON, ILL., MELDISCO K-M, INC.                                                     9,850
28664                     MELDISCO K-M WEST STATE ST., N.Y., INC.                                             25,580
28665                     MELDISCO K-M ALMA, MICH., INC.                                                      14,739
28666                     MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                             13,147
28667                     MELDISCO K-M KEARNEY, N.J., INC.                                                    58,546
28668                     MELDISCO K-M E. 10TH ST., S.D., INC.                                                11,347
28669                     MELDISCO K-M ELMWOOD PARK, N.J., INC.                                               31,566
28670                     MELDISCO K-M PARAMUS, N.J., INC.                                                    31,031
28671                     MELDISCO K-M CLOSTER, N.J., INC.                                                    16,208
28672                     MELDISCO K-M GRASS VALLEY, CA., INC.                                                17,344
28673                     MELDISCO K-M KEARNS, UT., INC.                                                      15,178

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28674                     MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                8,193
28675                     MELDISCO K-M MADISON HGTS, MICH., INC.                                              31,320
28676                     MELDISCO K-M MARIETTA, OH., INC.                                                    11,302
28677                     MELDISCO K-M MADISON ST., TN., INC.                                                  9,299
28678                     MELDISCO K-M RICHLANDS, VA., INC.                                                   13,179
28679                     MELDISCO K-M BROWNSBURG IN INC                                                      12,075
28680                     MELDISCO K-M CODY, WY., INC.                                                         6,775
28681                     WOODSTOCK, ILL., MELDISCO K-M, INC.                                                 13,582
28682                     MT. VERNON, ILL., MELDISCO K-M, INC.                                                 9,580
28683                     MELDISCO K-M PETALUMA, CA., INC.                                                    15,901
28684                     MELDISCO K-M ROMEO, MICH., INC.                                                     16,023
28685                     MELDISCO K-M OUTER LOOP, KY., INC.                                                  18,353
28686                     BELL RD., ILL., MELDISCO K-M, INC.                                                  11,224
28687                     S. CICERO AVE, ILL., MELDISCO K-M, INC.                                             18,023
28688                     MELDISCO K-M CLINTON, MD., INC.                                                     14,632
28689                     MELDISCO K-M CROSSVILLE, TENN., INC.                                                15,941
28690                     MELDISCO K-M LEAVENWORTH, KS., INC.                                                  8,782
28691                     MELDISCO K-M SCOTTSBORO, ALA., INC.                                                  9,744
28692                     MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                           15,207
28693                     MELDISCO K-M WILMINGTON, N.C., INC.                                                 19,955
28694                     MELDISCO K-M XYLON AVE., MINN., INC.                                                13,358
28695                     MELDISCO K-M ZANESVILLE, OHIO, INC.                                                 12,857
28696                     MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                      31,718
28697                     MELDISCO K-M VINCENNES IND INC                                                      12,438
28698                     MELDISCO K-M WAYNE, N.J. INC.                                                       55,562
28699                     MELDISCO K-M WEIRTON W. VA., INC.                                                   10,906
28700                     MELDISCO K-M WESTLAKE, OHIO, INC.                                                   11,337
28701                     MELDISCO K-M FARMINGTON, N.M., INC.                                                 17,566
28702                     MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                           9,913
28703                     MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                          12,345
28704                     MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                             13,964
28705                     MELDISCO K-M FAIRBORN, OHIO, INC.                                                    8,815
28706                     MELDISCO K-M FT. MITCHELL, KY., INC.                                                17,094
28707                     MELDISCO K-M MINNETONKA, MINN., INC.                                                13,768
28708                     MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                 22,195
28709                     MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                   18,142
28710                     MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                          40,149
28711                     MELDISCO K-M GREENWOOD IND INC                                                      17,135
28712                     MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                               17,947
28713                     MELDISCO K-M GRAY AVE., CALIF., INC.                                                18,522
28714                     MELDISCO K-M GREENWOOD, S.C., INC.                                                  17,987
28715                     MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                           19,264
28716                     MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                            16,953
28717                     MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                       37,708
28718                     MELDISCO K-M DIAMOND BAR, CALIF., INC.                                              15,035
28719                     MELDISCO K-M WILLOW GROVE, PA., INC.                                                13,611
28720                     MELDISCO K-M FEASTERVILLE, PA., INC.                                                12,876
28721                     MELDISCO K-M GREAT FALLS, MONT., INC.                                               12,989
28722                     MELDISCO K-M HALES CORNERS, WISC., INC.                                             15,824
28723                     MELDISCO K-M W. 65TH ST., OHIO, INC.                                                21,525
28724                     MELDISCO K-M GREENVILLE, OHIO, INC.                                                 11,808
28725                     MELDISCO K-M W. LEBANON, N.H., INC.                                                 15,625
28726                     MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                           13,417
28727                     MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                              22,342
28728                     MELDISCO K-M GREENVILLE, MISS., INC.                                                11,281
28729                     MELDISCO K-M WASHINGTON ST IND INC                                                  27,089
28730                     MELDISCO K-M WARMINSTER, PA.,INC.                                                   13,622

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28731                     MELDISCO K-M WALLA WALLA, WASH., INC.                                               14,236
28732                     MELDISCO K-M WABASH AVE., MD., INC.                                                 13,109
28733                     MELDISCO K-M W.PATRICK, MD., INC.                                                   15,825
28734                     MELDISCO K-M WATSON BLVD., GA., INC.                                                20,344
28735                     MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                          15,624
28736                     MELDISCO K-M WATERBURY, CONN., INC.                                                 26,146
28737                     MELDISCO K-M MILFORD, MASS., INC.                                                   14,732
28738                     MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                            15,539
28739                     MELDISCO K-M MERCERVILLE RD., N.J., INC                                             27,760
28740                     MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                           11,783
28741                     MELDISCO K-M MIAMISBURG, OHIO, INC.                                                 12,376
28742                     MELDISCO K-M MERRILLVILLE INC                                                       19,890
28743                     MELDISCO K-M OREM UTAH, INC.                                                        14,343
28744                     MILES MELDISCO K-M RAPID CITY, S.D., INC.                                           26,884
28745                     MELDISCO K-M ST ALBANS W. VA., INC.                                                 14,884
28746                     MELDISCO K-M STADIUM DR., MICH., INC.                                               13,008
28747                     MELDISCO K-M STEVENS POINT, WISC., INC.                                              9,806
28748                     MELDISCO K-M MODESTA, CAL., INC.                                                    20,600
28749                     MELDISCO K-M MISSOULA, MONT., INC.                                                  11,172
28750                     MELDISCO K-M MILFORD, OHIO, INC.                                                    14,783
28751                     MELDISCO K-M STURGIS, MICH., INC.                                                   13,364
28752                     MELDISCO K-M SUMTER, S.C., INC.                                                     19,323
28753                     MELDISCO K-M MOOSIC, PA., INC.                                                      15,711
28754                     MELDISCO K-M NEW IBERIA, LA, INC.                                                   10,924
28755                     MELDISCO K-M NEWARK, CALIF., INC.                                                   17,169
28756                     MELDISCO K-M NEWPORT NEWS, VA., INC.                                                 8,916
28757                     MELDISCO K-M SAUGAS, MASS., INC.                                                    19,072
28758                     MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                           16,645
28759                     MELDISCO K-M SAVANNAH HWY., S.C., INC.                                              17,831
28760                     MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                 8,610
28761                     MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                   18,421
28762                     MELDISCO K-M NORRISTOWN, PA., INC.                                                  14,817
28763                     MELDISCO K-M NORTH CANTON, OHIO, INC.                                               18,362
28764                     MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                       21,794
28765                     MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                            12,477
28766                     MELDISCO K-M NINE MILE RD., VA., INC.                                               18,868
28767                     MELDISCO K-M NAPLES, FLA., INC                                                      11,729
28768                     MELDISCO K-M NAMPA, ID., INC.                                                       12,011
28769                     MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                36,670
28770                     MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                        21,738
28771                     MELDISCO K-M MENOMINEE, MICH., INC.                                                 10,624
28772                     MELDISCO K-M MASON CITY, IOWA, INC.                                                 10,259
28773                     MELDISCO K-M MANHATTAN, KS., INC.                                                    7,495
28774                     MELDISCO K-M MANTUA, N.J., INC.                                                     35,241
28775                     MELDISCO K-M MARYLAND AVE., MINN., INC.                                             30,905
28776                     MELDISCO K-M MARLTON, N.J., INC.                                                     9,878
28777                     MELDISCO K-M TACOMA, WASH., INC.                                                    18,015
28778                     MELDISCO K-M SPRING VALLEY, CALIF., INC.                                            18,036
28779                     MELDISCO K-M SINCLAIR LANE, MD., INC.                                               12,244
28780                     MELDISCO K-M SOQUEL,CALIF.,INC.                                                     13,223
28781                     MELDISCO K-M SILVER SPRING, MD., INC.                                               33,983
28782                     MELDISCO K-M NAZARETH PIKE, PA., INC.                                               16,560
28783                     MELDISCO K-M NEW HARTFORD, N.Y., INC.                                               15,416
28784                     MELDISCO K-M MUSKOGEE,OKLA.,INC                                                     13,190
28785                     MELDISCO K-M MORRISTOWN, TENN., INC.                                                16,563
28786                     MELDISCO K-M SHELBY, N.C., INC.                                                     19,562
28787                     MELDISCO K-M SHELBURKE RD., VT., INC.                                               13,218

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28788                     MELDISCO K-M SIOUX CITY, IOWA, INC.                                                 15,878
28789                     MELDISCO K-M MANASSAS, VA., INC.                                                    20,376
28790                     MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                              13,748
28791                     MELDISCO K-M N. AVE., COLO., INC.                                                   16,021
28792                     MELDISCO K-M UTICA, MICH., INC.                                                     13,220
28793                     MELDISCO K-M W. 7 MILE RD., MICH., INC.                                             21,222
28794                     MELDISCO K-M VERNON, CONN., INC.                                                    20,626
28795                     MELDISCO K-M VENICE, FLA., INC.                                                     11,361
28796                     MELDISCO K-M VALPARAISO, IND., INC.                                                 11,210
28797                     MELDISCO K-M VALLEY PLAZA, MD., INC.                                                20,827
28798                     MELDISCO K-M U.S. ROUTE 11, PA., INC.                                               21,680
28799                     MELDISCO K-M TUALATIN, ORE., INC.                                                   13,151
28800                     MELDISCO K-M TOMS RIVER, N.J., INC.                                                 23,515
28801                     MELDISCO K-M TOLEDO, OHIO, INC.                                                     16,933
28802                     MELDISCO K-M TIFTON, GA., INC.                                                      16,916
28803                     MELDISCO K-M VALENCIA, CALIF., INC.                                                 17,536
28804                     MELDISCO K-M TULSA, OKLA., INC.                                                     13,421
28805                     MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                14,990
28806                     MELDISCO K-M U. S. RTE, 309, PA., INC.                                              17,898
28807                     MELDISCO K-M PLATTE WOODS, MO., INC.                                                 9,148
28808                     MELDISCO K-M PERU IND INC                                                           11,137
28809                     MELDISCO K-M PLAZA MALL, NJ., INC.                                                  36,374
28810                     MELDISCO K-M PONTIAC, MICH., INC.                                                   11,933
28811                     MELDISCO K-M PORTAGE, MICH., INC.                                                   15,986
28812                     MELDISCO K-M READING, PA., INC.                                                     15,349
28813                     MELDISCO K-M PYRAMID MALL, N.Y., INC.                                               16,461
28814                     MELDISCO K-M PASADENA, MD., INC.                                                    12,627
28815                     MELDISCO K-M SAND SPRINGS, OKLA., INC.                                              10,876
28816                     MELDISCO K-M PADUCAH, KY., INC.                                                     15,270
28817                     MELDISCO K-M PARKERSBURG W. VA., INC.                                               11,649
28818                     MELDISCO K-M SANTA FE, N.M., INC.                                                   19,707
28819                     MELDISCO K-M TALLMADGE, OHIO, INC.                                                  24,456
28820                     MELDISCO K-M REED ROAD, PA., INC.                                                   10,281
28821                     MELDISCO K-M S. TUNNEL RD., N.C., INC.                                              17,832
28822                     MELDISCO K-M ROSWELL, N.M., INC.                                                    12,916
28823                     MELDISCO K-M ROCK HILL, S.C., INC.                                                  21,171
28824                     MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                             621
28825                     MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                          50,867
28826                     MELDISCO K-M ROCHESTER, MICH., INC.                                                 17,225
28827                     MELDISCO K-M RIVERSIDE, CALIF., INC.                                                18,121
28828                     MELDISCO K-M RENSSELAER, N.Y. INC.                                                  16,615
28829                     MILES MELDISCO K-M N. DIVISION, WASH., INC.                                         23,254
28830                     MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                       16,457
28831                     MELDISCO K-M TARPON SPRINGS, FLA., INC.                                             15,790
28832                     MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                          15,852
28833                     MILES MELDISCO K-M OCALA,FLA.,INC.                                                  16,612
28834                     MILES MELDISCO K-M NORTH GATE, INC.                                                 17,426
28835                     MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                         19,287
28836                     MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                           0
28837                     MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                           10,760
28838                     MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                        15,663
28839                     MILES MELDISCO K-M OSHKOSH, WISC., INC.                                             12,921
28840                     MILES MELDISCO K-M ORANGE, CALIF., INC.                                             12,181
28841                     MILES MELDISCO K-M PATRICIO, P. R., INC.                                           118,927
28842                     MILES MELDISCO K-M PARLEYS WAY UTAH INC                                              9,452
28843                     MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                       19,201
28844                     MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                          11,802

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28845                     MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                        22,157
28846                     MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                       16,102
28847                     MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                         13,647
28848                     MILES MELDISCO K-M MISSION ST., ORE., INC.                                          17,519
28849                     MILES MELDISCO K-M MINOT, N.D., INC.                                                19,137
28850                     MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                       41,159
28851                     MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                         25,356
28852                     MILES MELDISCO K-M MONROE, MICH., INC.                                              24,917
28853                     MILES MELDISCO K-M MORRELL, TENN., INC.                                             14,952
28854                     MILES MELDISCO K-M MOSS ST., CALIF., INC.                                           39,643
28855                     MILES MELDISCO K-M MASSILLON, OHIO, INC.                                            24,273
28856                     MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                 3
28857                     MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                            19,809
28858                     MILES MELDISCO K-M MCKINLEY AVE IND INC                                             18,902
28859                     MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                         17,569
28860                     MILES MELDISCO K-M MERRIAM, INC.                                                    13,023
28861                     MILES MELDISCO K-M MESA, ARIZ., INC.                                                25,023
28862                     MILES MELDISCO K-M PUEBLO, COLO., INC.                                              21,451
28863                     MILES MELDISCO K-M MAPLE RD., MICH., INC.                                           12,631
28864                     MILES MELDISCO K-M MADERA RD., CALIF., INC.                                         12,863
28865                     MILES MELDISCO K-M MADISON, TENN., INC.                                             20,014
28866                     MILES MELDISCO K-M LA CROSSE, WISC., INC.                                            9,535
28867                     MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                           14,203
28868                     MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                           18,341
28869                     MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                           9,482
28870                     MILES MELDISCO K-M LAKE RD., OREGON, INC.                                           14,446
28871                     MILES MELDISCO K-M LOMBARD, ILL., INC.                                              15,607
28872                     Gurnee Mills Fan Club, Inc.                                                          2,672
28873                     Hickory Hollow Mall Footaction, Inc.                                                 2,611
28874                     Hickory Ridge Mall Footaction, Inc.                                                  1,556
28875                     Highland Park Footaction, Inc.                                                       7,761
28876                     Hamtramck Footaction, Inc.                                                             196
28877                     Hallwood Footaction, Inc.                                                              574
28878                     Hamilton Fan Club, Inc.                                                              2,573
28879                     Tyler Mall Fan Club, Inc.                                                              529
28880                     Upper Darby Footaction, Inc.                                                           872
28881                     GETTY SQUARE FOOTACTION, INC.                                                        2,244
28882                     Grand Boulevard Footaction, Inc.                                                       747
28883                     Grand Rapids Footaction, Inc.                                                          174
28884                     Greenbriar Mall Footaction, Inc.                                                       406
28885                     Forest Hills Footaction, Inc.                                                        2,152
28886                     FAIRLANE MEADOWS FOOTACTION, INC.                                                      442
28887                     Fox Hills (Cal.) Fan Club, Inc.                                                        613
28888                     Eastridge Fan Club, Inc.                                                            20,698
28889                     The Meadows Fan Club, Inc.                                                             508
28890                     The Village Footaction, Inc.                                                           173
28891                     Tower Center Footaction, Inc.                                                        7,422
28892                     Treasure Coast Mall Footaction, Inc.                                                   530
28893                     Troy Footaction, Inc.                                                                  193
28894                     Tukwila Open Country, Inc.                                                             881
28895                     Ladera Center Footaction, Inc.                                                         948
28896                     LAFAYETTE FOOTACTION, INC.                                                             175
28897                     Lakewood Fan Club, Inc.                                                                502
28898                     Lee Harvard Footaction, Inc.                                                           503
28899                     Leominster Fan Club, Inc.                                                              177
28900                     Lincoln Park Footaction, Inc.                                                          117
28901                     Lloyd Center Fan Club, Inc.                                                            622

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28902                     Mall @ Barnes Crossing Footaction, Inc.                                                 91
28903                     Macomb Mall Footaction, Inc.                                                           136
28904                     Mall De Aguilas Footaction, Inc.                                                    12,199
28905                     MARKET CENTER FOOTACTION, INC.                                                      27,833
28906                     Marketplace at Hollywood Footaction, Inc.                                           13,902
28907                     Quaker Bridge Open Country, Inc.                                                     2,374
28908                     Fresno Fan Club, Inc.                                                                  558
28909                     Freedom Mall Footaction, Inc.                                                        5,456
28910                     Sunbury Footaction, Inc.                                                               170
28911                     Sawgrass Fan Club, Inc.                                                                 10
28912                     Padre Footaction, Inc.                                                                  85
28913                     Vista Ridge Mall Footaction, Inc.                                                      162
28914                     Washington Street Fan Club, Inc.                                                       409
28915                     WEST END MALL FOOTACTION, INC.                                                         370
28916                     Westgate Fan Club, Inc.                                                              4,599
28917                     Westland-Haileah Fan Club, Inc.                                                          0
28918                     Killeen Mall Footaction, Inc.                                                          765
28919                     Kings Plaza Fan Club, Inc.                                                           4,332
28920                     Lawndale Plaza Footaction, Inc.                                                        198
28921                     Dallas Galleria Footaction, Inc.                                                       117
28922                     Ala Moana Footaction, Inc.                                                             613
28923                     Del Amo Fan Club, Inc.                                                                 635
28924                     Dartmouth Fan Club, Inc.                                                               484
28925                     Fairfield Commons Fan Club, Inc.                                                        25
28926                     Cross County (N.Y.) Fan Club, Inc.                                                   1,989
28927                     Chula Vista Fan Club, Inc.                                                             319
28928                     Alexandria Mall Footaction, Inc.                                                       516
28929                     CROSSROADS CENTER FOOTACTION, INC.                                                   3,299
28930                     Crossgates Fan Club, Inc.                                                                0
28931                     Square One Footaction, Inc.                                                            489
28932                     Southridge Footaction, Inc.                                                          4,996
28933                     Southland Mall Footaction, Inc.                                                        189
28934                     Solano Footaction, Inc.                                                              1,356
28935                     West Towne Footaction, Inc.                                                             54
28936                     Fiesta Footaction, Inc.                                                                283
28937                     Bel-Air Center Footaction, Inc.                                                        533
28938                     Bel Air Mall Footaction, Inc.                                                          116
28939                     West Ridge Footaction, Inc.                                                             53
28940                     Deptford Open Country, Inc.                                                          1,565
28941                     Desoto Square Mall Footaction, Inc.                                                      0
28942                     Dover Mall Footaction, Inc.                                                            993
28943                     Chatham Ridge Footaction, Inc.                                                         909
28944                     Cielo Vista Mall Footaction, Inc.                                                    1,745
28945                     San Leandro Footaction, Inc.                                                         2,523
28946                     CITY PLACE LONG BEACH FOOTACTION, INC.                                              12,630
28947                     Ford City Footaction, Inc.                                                           4,996
28948                     Gentilly Woods Footaction, Inc.                                                        955
28949                     Carson Mall Fan Club, Inc.                                                          10,302
28950                     CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                           5,720
28951                     MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                            1,347
28952                     Seatac Footaction, Inc.                                                                 12
28953                     Westgate Footaction, Inc.                                                              285
28954                     Randall Park Footaction, Inc.                                                          893
28955                     Riverchase Footaction, Inc.                                                            143
28956                     Rimrock Footaction, Inc.                                                                 0
28957                     Central City Mall Fan Club, Inc.                                                         0
28958                     Animas Mall Footaction, Inc.                                                           273

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28959                     Aventura Fan Club, Inc.                                                              3,315
28960                     Fair Oaks Footaction, Inc.                                                          12,924
28961                     EASTERN BOULEVARD FOOTACTION, INC.                                                     194
28962                     Eastfield Open Country, Inc.                                                           413
28963                     Coventry Mall Fan Club, Inc.                                                           318
28964                     Cordova Mall Footaction, Inc.                                                            0
28965                     Bannister Mall Footaction, Inc.                                                          0
28966                     Carlsbad Fan Club, Inc.                                                                715
28967                     CAPITAL CENTRE FOOTACTION, INC.                                                     32,928
28968                     Canterbury Square Footaction, Inc.                                                     210
28969                     Cambridge Galleria Fan Club, Inc.                                                      183
28970                     Broad Street Footaction, Inc.                                                       32,271
28971                     Bossier Mall Footaction, Inc.                                                          596
28972                     Bonita Fan Club, Inc.                                                                  529
28973                     Bay Plaza Footaction, Inc                                                           11,437
28974                     164 North Star Mall Footaction, Inc.                                                10,404
28975                     87TH AND COTTAGE GROVE FOOTACTION, INC.                                                510
28976                     83 Central Mall Footaction, Inc.                                                        53
28977                     63rd & Western Footaction, Inc.                                                        431
28978                     34TH STREET FOOTACTION, INC.                                                         7,172
28979                     1162 Valla Linda Mall Footaction, Inc.                                              10,788
28980                     305 Northline Mall Footaction, Inc.                                                  3,235
28981                     MELDISCO K-M BRISTOL, TENN., INC.                                                   12,305
28982                     MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                    21,488
28983                     MELDISCO K-M CHICO, CALIF., INC.                                                    17,229
28984                     MELDISCO K-M BRIDGEVILLE, PA., INC.                                                 18,084
28985                     MELDISCO K-M BROCKTON, MASS., INC.                                                  26,854
28986                     MELDISCO K-M BRICKTOWN, N.J., INC.                                                  14,413
28987                     MELDISCO K-M BREMERTON, WASH., INC.                                                 12,211
28988                     MELDISCO K-M CHILLI, N.Y., INC.                                                     17,006
28989                     MELDISCO K-M BOZEMAN, MONT., INC.                                                   12,037
28990                     MELDISCO K-M CHAMBERSBURG, PA., INC.                                                17,031
28991                     MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                              10,681
28992                     MELDISCO K-M BURTON, MICH., INC.                                                    22,670
28993                     MELDISCO K-M CLEARWATER, FLA., INC.                                                 20,036
28994                     MELDISCO K-M BURLINGTON, N.J., INC.                                                 16,672
28995                     MELDISCO K-M BURLINGTON, IOWA, INC.                                                 11,594
28996                     MELDISCO K-M BRUNSWICK, OHIO, INC.                                                  15,662
28997                     MELDISCO K-M CHARLESTON, W.VA., INC.                                                22,036
28998                     MELDISCO K-M BRANDON,FLA.,INC                                                       24,342
28999                     MELDISCO K-M BOUNTIFUL, UTAH INC.                                                   12,700
29000                     MELDISCO K-M BOSSIER CITY, LA., INC.                                                12,539
29001                     MELDISCO K-M BLAINE, MINN., INC.                                                    18,487
29002                     MELDISCO K-M IRMO, S.C., INC.                                                       10,067
29003                     MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                     10,049
29004                     MELDISCO K-M HOWELL, N.J., INC.                                                     15,388
29005                     MELDISCO K-M HOLLISTER, CA., INC.                                                   13,257
29006                     MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                         14,674
29007                     MELDISCO K-M INVERNESS, FL., INC.                                                   13,366
29008                     MELDISCO K-M HYATTSVILLE MD., INC.                                                  37,254
29009                     MELDISCO K-M HOPKINSVILLE, KY., INC.                                                 8,985
29010                     MELDISCO K-M IONIA, MICH., INC.                                                     16,224
29011                     MELDISCO K-M KEY WEST, FL., INC.                                                    22,250
29012                     MELDISCO K-M HOLMES, PA., INC.                                                      22,814
29013                     MELDISCO K-M JONESBORO, GA., INC.                                                   28,710
29014                     MELDISCO K-M LIBERTY, MO., INC.                                                      9,922
29015                     MELDISCO K-M LEXINGTON, SC., INC.                                                   15,353

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29016                     MELDISCO K-M IDAHO FALLS, ID., INC.                                                 13,536
29017                     MELDISCO K-M JACKSON, WY., INC.                                                     16,287
29018                     MELDISCO K-M IWILEI, HI., INC.                                                      34,462
29019                     MELDISCO K-M KINGSBURG, CA., INC.                                                   12,461
29020                     MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                            16,253
29021                     MELDISCO K-M LAKE MARY, FL., INC.                                                   17,241
29022                     MELDISCO K-M JUAN DIAZ, P.R., INC.                                                  72,470
29023                     MELDISCO K-M LEVITTOWN, NY., INC.                                                   24,855
29024                     MELDISCO K-M KINGSLAND, GA., INC.                                                   14,668
29025                     MELDISCO K-M LENEXA, KS., INC.                                                       9,265
29026                     MELDISCO K-M LEMOORE, CA., INC.                                                     14,512
29027                     MELDISCO K-M INDIO, CA., INC.                                                       27,720
29028                     MELDISCO K-M PARADISE, CA., INC.                                                    13,834
29029                     MELDISCO K-M COOS BAY, ORE., INC.                                                   13,265
29030                     MELDISCO K-M DAVIS RD., CA., INC.                                                   24,087
29031                     MELDISCO K-M GRAND BLANC, MICH., INC.                                                9,791
29032                     MELDISCO K-M GLENMONT, N.Y., INC.                                                    8,427
29033                     MELDISCO K-M MT. PLEASANT, S.C., INC.                                                9,847
29034                     MELDISCO K-M CARROLLTON, GA., INC.                                                  16,947
29035                     MELDISCO K-M ROCHESTER, N.H., INC.                                                  13,133
29036                     MELDISCO K-M KISSIMMEE, FLA., INC.                                                  35,144
29037                     MELDISCO K-M KEARNY, MO., INC.                                                      11,744
29038                     MELDISCO K-M MONTANA BLVD., TX., INC.                                               42,846
29039                     MELDISCO K-M HERKIMER, N.Y., INC.                                                   11,446
29040                     MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                          25,189
29041                     MELDISCO K-M KILLEEN, TX., INC.                                                     13,158
29042                     MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                             36,159
29043                     MELDISCO K-M MORGANTON, N.C., INC.                                                  15,672
29044                     MELDISCO K-M CHEROKEE, IOWA, INC.                                                    9,268
29045                     MELDISCO K-M BENNINGTON, VT., INC.                                                  12,174
29046                     MELDISCO K-M EASTON, PA., INC.                                                      16,829
29047                     MELDISCO K-M PIKEVILLE, KY., INC.                                                   18,139
29048                     MELDISCO K-M NEWPORT, KY., INC.                                                     19,983
29049                     MELDISCO K-M WEST 3RD ST., CA., INC.                                                56,382
29050                     MELDISCO K-M DICKINSON, N.D., INC.                                                  10,802
29051                     MELDISCO K-M OELWEIN, IOWA, INC.                                                     9,623
29052                     MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                           13,217
29053                     MELDISCO K-M DAVIE, FLA., INC.                                                      34,965
29054                     MELDISCO K-M BOONE, N.C., INC.                                                      13,675
29055                     MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                              13,506
29056                     MELDISCO K-M RED OAK, IOWA, INC.                                                     9,296
29057                     MELDISCO K-M PALMER, MASS., INC.                                                     9,451
29058                     MELDISCO K-M HUNTINGTON, W.VA., INC.                                                12,405
29059                     MELDISCO K-M SANFORD, N.C., INC.                                                    13,165
29060                     MELDISCO K-M RATON, N. M., INC.                                                      9,946
29061                     MELDISCO K-M REIDSVILLE, N.C., INC.                                                 13,839
29062                     MELDISCO K-M SOUTH BROADWAY, KS., INC.                                              11,079
29063                     MELDISCO K-M MOORHEAD, MINN., INC.                                                  12,634
29064                     MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                  60
29065                     MELDISCO K-M FERGUS FALLS, MINN., INC.                                              10,694
29066                     ALTON, ILL., MELDISCO K-M, INC.                                                     13,498
29067                     MELDISCO K-M FORT ATKINSON, WISC., INC.                                              6,258
29068                     MELDISCO K-M SARASOTA, FLA., INC.                                                   19,577
29069                     MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                     14,396
29070                     MELDISCO K-M PUYALLUP, WASH., INC.                                                  13,558
29071                     MELDISCO K-M NATIONAL RD IND INC                                                    13,281
29072                     MELDISCO K-M RIDGE RD., N.Y., INC.                                                  15,957

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29073                     MELDISCO K-M AVENEL, N.J., INC.                                                     34,839
29074                     MELDISCO K-M FAIRFAX, VA., INC.                                                     13,982
29075                     MELDISCO K-M SYKESVILLE, MD., INC.                                                   8,794
29076                     MELDISCO K-M CORBIN, KY., INC.                                                      18,463
29077                     MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                              69,482
29078                     MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                         21,103
29079                     MILES MELDISCO K-M HAINES RD., PA., INC.                                            17,675
29080                     MILES MELDISCO K-M GROSEBECK, MICH., INC.                                           18,995
29081                     MILES MELDISCO K-M GREENFIELD, WISC., INC.                                          19,680
29082                     MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                         22,282
29083                     MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                          18,003
29084                     MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                        28,195
29085                     MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                          17,645
29086                     MILES MELDISCO K-M HOLLYWOOD FLA INC                                                21,533
29087                     MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                     38,671
29088                     MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                     18,418
29089                     MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                           18,057
29090                     MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                    26,847
29091                     MILES MELDISCO K-M GREEN BAY, INC.                                                  20,772
29092                     MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                         20,064
29093                     MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                         16,469
29094                     MILES MELDISCO K-M JANESVILLE, WISC., INC.                                          12,318
29095                     MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                          11,177
29096                     MILES MELDISCO K-M H'WAY 24, MO., INC.                                              13,763
29097                     MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                       57,713
29098                     MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                           21,033
29099                     MILES MELDISCO K-M HIALEAH FLA INC                                                  48,411
29100                     MILES MELDISCO K-M HAZLET, N.J. INC.                                                30,341
29101                     CROSS CREEK MALL FOOTACTION, INC.                                                      310
29102                     Tri-County Footaction, Inc.                                                          9,918
29103                     Northland Center Footaction, Inc.                                                    3,004
29104                     Pembroke Lakes Footaction, Inc.                                                         31
29105                     Harper Woods FootAction, Inc.                                                          285
29106                     Western Hills Footaction, Inc.                                                       1,427
29107                     Columbia Mall Footaction, Inc.                                                         181
29108                     Cumberland Footaction, Inc.                                                            639
29109                     Santa Anita Fan Club, Inc.                                                             449
29110                     South Shore Footaction, Inc.                                                         6,611
29111                     Kenwood Footaction, Inc.                                                             1,375
29112                     Columbus Mall Footaction, Inc.                                                       1,026
29113                     Crossroads FootAction, Inc.                                                            182
29114                     Northgate Footaction, Inc.                                                             767
29115                     Great Northern Open Country, Inc.                                                      190
29116                     Merced Mall Footaction, Inc.                                                         1,166
29117                     Montgomery Mall Footaction, Inc.                                                       722
29118                     Ingleside Open Country, Inc.                                                           125
29119                     North Shore Footaction, Inc.                                                           480
29120                     Homiguero Footaction, Inc                                                            6,114
29121                     Northwest Mall Footaction, Inc.                                                        444
29122                     Oglethorpe Footaction, Inc.                                                            532
29123                     Charleston Footaction, Inc.                                                            252
29124                     First Colony Footaction, Inc                                                         3,172
29125                     CRABTREE VALLEY FOOTACTION, INC.                                                       289
29126                     San Angelo Footaction, Inc.                                                             37
29127                     San Cados Footaction, Inc.                                                          11,470
29128                     Rolling Acres Open Country, Inc.                                                     1,010
29129                     River Falls Footaction, Inc.                                                             1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29130                     Grand Avenue Footaction, Inc.                                                        2,731
29131                     Glendale Center Footaction, Inc.                                                       183
29132                     Dedham Mall Fan Club, Inc.                                                           3,402
29133                     Lynnwood Footaction, Inc.                                                              343
29134                     Metrocenter Mall Footaction, Inc.                                                      193
29135                     Green Acres Open Country, Inc.                                                      34,868
29136                     Roosevelt Field Open Country, Inc.                                                   1,531
29137                     Hickory Point Footaction, Inc.                                                         245
29138                     Fort Steuben Mall Footaction, Inc.                                                   1,043
29139                     Eagle Rock Plaza Footaction, Inc.                                                    1,522
29140                     MELDISCO K-M LONDON, OHIO, INC.                                                      9,934
29141                     MELDISCO K-M LONDON, KY., INC.                                                      14,394
29142                     MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                96,098
29143                     MELDISCO K-M MARTINSBURG, W. VA., INC.                                              19,752
29144                     MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                        94,602
29145                     Midway Mall Footaction, Inc.                                                         1,110
29146                     Mainland Mall Footaction, Inc.                                                       3,534
29147                     N. County Fair (CA) Footaction, Inc.                                                   395
29148                     Deerbrook Mall Footaction, Inc.                                                        701
29149                     Jacksonville Mall Footaction, Inc.                                                     247
29150                     River Center Footaction, Inc.                                                          262
29151                     Rio Piedras Footaction, Inc.                                                             0
29152                     Lufkin Mall Footaction                                                               2,070
29153                     Boulevard Mall Footaction, Inc.                                                      2,345
29154                     Mondawmin Footaction, Inc.                                                           7,738
29155                     Mall of America Footaction, Inc.                                                       945
29156                     Coliseum-Hampton Footaction, Inc.                                                  123,932
29157                     Pine Bluff Footaction, Inc.                                                            357
29158                     Galleria at Sunset Footaction, Inc.                                                    599
29159                     MELDISCO K-M CRANSTON, R.I., INC.                                                   31,661
29160                     MELDISCO K-M CRAIG, COLO., INC.                                                     10,705
29161                     MELDISCO K-M CONWAY, S.C., INC.                                                     10,225
29162                     MELDISCO K-M COLUMBUS, MISS., INC.                                                  16,701
29163                     MELDISCO K-M CLERMONT, FLA., INC.                                                   19,726
29164                     MELDISCO K-M CLEMMONS, N.C., INC.                                                   14,926
29165                     MELDISCO K-M CHARLES CITY, IA., INC.                                                13,083
29166                     MELDISCO K-M CENTRE, AL., INC.                                                       8,146
29167                     MELDISCO K-M CAYEY, N.Y., INC.                                                      58,527
29168                     MELDISCO K-M CARLISLE, PA., INC.                                                    14,590
29169                     MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                  14,913
29170                     MELDISCO K-M DE LAND, FLA., INC.                                                    15,861
29171                     MELDISCO K-M DEFIANCE, OH., INC.                                                    24,938
29172                     MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                            15,578
29173                     MELDISCO K-M DEMING, N.M. INC.                                                      18,097
29174                     MILES MELDISCO K-M ABELENE, TEXAS, INC.                                             16,500
29175                     MILES MELDISCO K-M ACCESS, TENN., INC.                                              13,134
29176                     MILES MELDISCO K-M ANDERSON, S.C., INC.                                             19,544
29177                     MELDISCO K-M WELLSVILLE, N.Y., INC.                                                 17,219
29178                     MELDISCO K-M WAYNESBORO, VA., INC.                                                  14,134
29179                     MELDISCO K-M WAYCROSS RD., OH., INC.                                                16,137
29180                     MELDISCO K-M WINCHESTER RD., TN., INC.                                              24,032
29181                     MELDISCO K-M WIND GAP, PA., INC.                                                    17,573
29182                     MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                     18,119
29183                     MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                        39,889
29184                     MILES MELDISCO K-M 84TH AVE., COLO., INC.                                           33,038
29185                     PEORIA, IL., MELDISCO K-M, INC.                                                     15,314
29186                     MILES MELDISCO K-M POINT PLAZA, PA., INC.                                           20,015

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29187                     MILES MELDISCO K-M PORT HURON, MICH., INC.                                          33,048
29188                     VILLA PARK, ILL., MELDISCO K-M, INC.                                                18,118
29189                     ROUND LAKE, ILL., MELDISCO K-M, INC.                                                23,965
29190                     PROSPECT AVE., ILL., MELDISCO K-M, INC.                                              3,035
29191                     MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                      14,127
29192                     MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                             11,379
29193                     NORRIDGE, IL., MELDISCO K-M, INC.                                                   35,681
29194                     OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                      24,885
29195                     MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                          16,244
29196                     MILES MELDISCO K-M ROME, GA., INC.                                                  26,335
29197                     MILES MELDISCO K-M TEAL IND INC                                                     21,612
29198                     MILES MELDISCO K-M CLARKSVILLE IND INC                                              13,001
29199                     MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                     14,951
29200                     MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                             41,727
29201                     MILES MELDISCO K-M GREELEY, COLO., INC.                                             22,775
29202                     MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                           23,078
29203                     MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                         12,080
29204                     MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                            9,523
29205                     MELDISCO K-M 2606 ZION RD., KY., INC.                                               10,552
29206                     MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                           17,639
29207                     MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                      10,492
29208                     MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                      15,327
29209                     MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                            15,084
29210                     MELDISCO K-M 7422 GALL BLVD., FL., INC.                                             14,172
29211                     MELDISCO K-M 1355 E. PASS RD., MS., INC.                                            10,723
29212                     MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                          16,609
29213                     MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                 20,301
29214                     MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                             9,655
29215                     MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                            18,487
29216                     MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                          9,796
29217                     MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                       16,805
29218                     MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                           19,581
29219                     MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                            20,807
29220                     MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                           12,976
29221                     MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                    10,567
29222                     MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                         17,622
29223                     MELDISCO K-M 1401 SPRING ST., MI., INC.                                             11,076
29224                     MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                      11,291
29225                     MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                        13,870
29226                     MELDISCO K-M ALLIANCE, NEB., INC.                                                    7,337
29227                     MELDISCO K-M ALEXANDRIA, MN., INC.                                                  14,108
29228                     MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                       17,161
29229                     MELDISCO K-M ABINGDON, VA., INC.                                                    14,824
29230                     MELDISCO K-M AGUADILLA, N.Y., INC.                                                  91,878
29231                     MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                      14,489
29232                     MELDISCO K-M 8601K WEST M-55, MI., INC.                                             12,797
29233                     MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                          20,867
29234                     MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                        18,324
29235                     MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                             10,023
29236                     MELDISCO K-M 4700 SECOND AVE., NE., INC.                                            11,830
29237                     MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                            14,586
29238                     MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                       12,131
29239                     MELDISCO K-M 3790 THIRD ST., FL., INC.                                              11,702
29240                     MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                          19,761
29241                     MELDISCO K-M 3655 PLANK RD., VA., INC.                                              15,401
29242                     MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                       15,331
29243                     MELDISCO K-M 2110 SO. M-76, MI., INC.                                               25,255

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29244                     MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                       16,999
29245                     MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                     15,210
29246                     MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                           18,574
29247                     MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                          17,305
29248                     MELDISCO K-M SOUTHBURY, CT., INC.                                                   22,190
29249                     MELDISCO K-M CAMINO DR., CAL., INC.                                                 10,926
29250                     MELDISCO K-M VIRGINIA, MN., INC.                                                    15,633
29251                     MELDISCO K-M THEODORE, ALA., INC.                                                   14,716
29252                     MELDISCO K-M THREE NOTCH RD., MD., INC.                                             11,985
29253                     MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                19,136
29254                     MELDISCO K-M TITUSVILLE, FL., INC.                                                  12,667
29255                     MELDISCO K-M TOLLESON, AZ., INC.                                                    33,752
29256                     MELDISCO K-M TURNER LAKE RD., GA., INC.                                             17,223
29257                     MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                          10,097
29258                     MELDISCO K-M VEGA BAJA, P.R., INC.                                                  65,010
29259                     MELDISCO K-M VERNAL, UT., INC.                                                      12,367
29260                     MELDISCO K-M WILLIAMSBURG, VA., INC.                                                16,281
29261                     MELDISCO K-M SUNRISE HWY., N.Y., INC.                                               34,209
29262                     MELDISCO K-M TEMECULA, CA., INC.                                                    21,942
29263                     MELDISCO K-M SWEETWATER, TN., INC.                                                  16,028
29264                     MELDISCO K-M THE DALLES, OR., INC.                                                  15,204
29265                     MELDISCO K-M SOMERVILLE, N.J., INC.                                                 17,715
29266                     MELDISCO K-M SOUTHGATE SQ., VA., INC.                                               12,032
29267                     MELDISCO K-M SPANAWAY, WA., INC.                                                    16,542
29268                     MELDISCO K-M SPRINGBORO, OH., INC.                                                  12,090
29269                     MELDISCO K-M SPEARFISH, SD., INC.                                                   11,953
29270                     MELDISCO K-M WAYNESVILLE, NC.,   INC.                                               15,613
29271                     MELDISCO K-M COX CREEK, AL., INC.                                                   15,813
29272                     MELDISCO K-M CROSSTOWN RD., GA., INC.                                               13,056
29273                     MELDISCO K-M CORVALLIS, OR., INC.                                                   12,212
29274                     MELDISCO K-M GILLETTE, WYO., INC.                                                   10,917
29275                     MELDISCO K-M EASLEY, S.C., INC.                                                     14,536
29276                     MELDISCO K-M WASCO, CA., INC.                                                       12,111
29277                     MELDISCO K-M WEBSTER, NY., INC.                                                     16,374
29278                     MELDISCO K-M WENATCHEE, WASH., INC.                                                 11,605
29279                     MELDISCO K-M WEST ALLIS, WI., INC.                                                  20,999
29280                     MELDISCO K-M WEST BABYLON, N.Y., INC.                                               30,144
29281                     MELDISCO K-M SWEETWATER, TX., INC.                                                  12,366
29282                     MELDISCO K-M WEST BROADWAY, IN., INC.                                               11,346
29283                     MELDISCO K-M WEST VALLEY CITY, UT., INC.                                            14,850
29284                     MELDISCO K-M WEXFORD, PA., INC.                                                     16,563
29285                     MELDISCO K-M WAUPACA, WI., INC.                                                     13,361
29286                     MELDISCO K-M WESTWOOD, N.J.                                                         22,013
29287                     MELDISCO K-M SPRINGFIELD, MO., INC.                                                 14,540
29288                     Dallas Feet, Inc.                                                                   12,810
29289                     SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                             18,570
29290                     Pembroke Feet, Inc.                                                                  6,191
29291                     Jackson Feet, Inc.                                                                   1,491
29292                     Austin Feet, Inc.                                                                    3,139
29293                     East 41st Street Feet, Inc.                                                          3,321
29294                     Sanford Feet, Inc.                                                                   2,545
29295                     Germantown Pkwy. Feet, Inc.                                                          8,503
29296                     Cortana Feet, Inc.                                                                   2,949
29297                     Knoxville Feet, Inc.                                                                 1,261
29298                     Independence Feet, Inc.                                                            182,248
29299                     Westheimer Feet, Inc.                                                              252,528
29300                     Lewisville Feet, Inc.                                                                2,080

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29301                     San Pedro Avenue Feet, Inc.                                                          5,922
29302                     Ft. Lauderdale Feet, Inc.                                                          199,321
29303                     Cutler Avenue Feet, Inc.                                                             4,107
29304                     Arlington Feet, Inc.                                                                 6,513
29305                     Tulsa Feet, Inc.                                                                       582
29306                     Plano Feet, Inc.                                                                     8,116
29307                     El Paso Feet, Inc.                                                                   3,772
29308                     Albuquerque Feet, Inc.                                                               4,349
29309                     MELDISCO K-M MANTECA, CA., INC.                                                     13,756
29310                     MELDISCO K-M MANAHAWKIN, N.J., INC.                                                 20,898
29311                     Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                        14,128
29312                     MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                           53,193
29313                     MELDISCO K-M MILTON, FLA., INC.                                                     12,736
29314                     MELDISCO K-M MCKINLEYVILLE, CA., INC.                                               16,329
29315                     MELDISCO K-M MATAMORAS, PA., INC.                                                   21,698
29316                     MELDISCO K-M MAYAGUEZ, PR., INC.                                                    68,233
29317                     MELDISCO K-M MENTOR, OHIO, INC.                                                     29,528
29318                     MELDISCO K-M FREMONT, OH., INC.                                                     25,506
29319                     MELDISCO K-M HUMMELSTOWN, PA., INC.                                                 14,712
29320                     MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                      17,850
29321                     MELDISCO K-M LAKEPORT, CA., INC.                                                    19,842
29322                     MELDISCO K-M LAREDO, TX., INC.                                                      39,665
29323                     MELDISCO K-M KENTON, OHIO, INC.                                                     16,323
29324                     MELDISCO K-M KONA (KAILUA), N.Y., INC.                                              29,126
29325                     MELDISCO K-M LACKAWANNA, N.Y., INC.                                                 19,895
29326                     MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                           22,104
29327                     MELDISCO K-M FENTON, MICH., INC.                                                    18,010
29328                     MELDISCO K-M GASTONIA, N.C., INC.                                                   25,646
29329                     MELDISCO K-M HANOVER, PA., INC.                                                     14,275
29330                     MELDISCO K-M HASTINGS, NEB., INC.                                                    8,988
29331                     MELDISCO K-M HONESDALE, PA., INC.                                                   16,696
29332                     MELDISCO K-M HONOLULU, N.Y., INC.                                                   26,773
29333                     MELDISCO K-M JOHNSON CITY, TN., INC.                                                22,682
29334                     MELDISCO K-M JACKSONVILLE, FLA., INC.                                               23,286
29335                     MELDISCO K-M JACKSON, MICH., INC.                                                   20,872
29336                     MELDISCO K-M FORT ST. & PA., MI., INC.                                              35,012
29337                     MELDISCO K-M RUTLAND, VT., INC.                                                     13,581
29338                     MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.               74,158
29339                     MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                           59,485
29340                     MELDISCO K-M SANDY, UTAH, INC.                                                      12,364
29341                     MELDISCO K-M SIDNEY, N.Y., INC.                                                     18,423
29342                     MELDISCO K-M SOUTHAVEN, MISS., INC.                                                 29,578
29343                     MELDISCO K-M TOWANDA, PA., INC.                                                     15,185
29344                     MELDISCO K-M ROBERT ST., MINN., INC.                                                18,768
29345                     MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                    19,019
29346                     MELDISCO K-M WARWICK BLVD., VA., INC.                                               20,528
29347                     MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                            12,433
29348                     MELDISCO K-M STUART, FLA., INC.                                                     21,755
29349                     MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                     27,847
29350                     MELDISCO K-M TAMUNING, GUAM, INC.                                                   58,310
29351                     MELDISCO K-M TUSTIN, CA., INC.                                                      20,267
29352                     MELDISCO K-M VERSAILLES, KY., INC.                                                  10,344
29353                     MELDISCO K-M W. MARKET ST.,N.C.,INC                                                 24,879
29354                     MELDISCO K-M WATERTOWN, N.Y., INC.                                                  16,538
29355                     MELDISCO K-M WALNUTPORT, PA., INC.                                                  18,604
29356                     MELDISCO K-M WARREN, OHIO, INC.                                                     30,023
29357                     MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                22,512

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29358                     MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                              18,268
29359                     MELDISCO K-M NEW LEBANON, OH., INC.                                                 12,641
29360                     MELDISCO K-M OAK HILL, WV., INC.                                                    10,661
29361                     MELDISCO K-M OVERTON CROSSING, TENN., INC.                                          28,723
29362                     MELDISCO K-M PARSIPPANY, N.J., INC.                                                 33,647
29363                     MELDISCO K-M PELL CITY, AL., INC.                                                   11,194
29364                     MELDISCO K-M PEORIA, ARIZ., INC.                                                    19,053
29365                     MELDISCO K-M MORGANTOWN, WV., INC.                                                  20,409
29366                     MELDISCO K-M LEWISBURG, WV., INC.                                                   11,046
29367                     1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                           9,499
29368                     MELDISCO K-M PERRY, FLA., INC.                                                      10,225
29369                     MELDISCO K-M PLATTEVILLE, WISC., INC.                                               11,011
29370                     MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                          64,785
29371                     MELDISCO K-M PORT ROYAL, FLA., INC.                                                 38,120
29372                     MELDISCO K-M ST. CROIX, N.Y., INC.                                                  40,302
29373                     MELDISCO K-M PORTAGE IN INC                                                         25,606
29374                     MELDISCO K-M POWAY, CA., INC.                                                       12,215
29375                     MELDISCO K-M POWER RD., AZ., INC.                                                   24,128
29376                     MELDISCO K-M N. 32 ST., ARIZ., INC.                                                 27,426
29377                     MELDISCO K-M N. AUGUSTA, S.C., INC.                                                 13,759
29378                     MELDISCO K-M N. EXPRESSWAY, TX., INC.                                               42,334
29379                     MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                           72,795
29380                     MELDISCO K-M PR #22 & PR #18, PR., INC.                                            108,342
29381                     MELDISCO K-M PUTNAM, CONN., INC.                                                    16,230
29382                     MELDISCO K-M REHOBOTH BEACH, DE., INC.                                              16,847
29383                     MELDISCO K-M QUEENSBURY, N.Y., INC.                                                 19,640
29384                     MELDISCO K-M RENO, PA., INC.                                                        16,673
29385                     MELDISCO K-M DECATUR IND INC                                                        14,102
29386                     MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                          9,980
29387                     MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                           19,584
29388                     MELDISCO K-M COLLEGE AVE., CA., INC.                                                18,387
29389                     MELDISCO K-M CLIFTON PARK, N.Y., INC.                                               13,184
29390                     MELDISCO K-M COLUMBIA, PA., INC.                                                    15,368
29391                     MELDISCO K-M EMMET ST., NEB., INC.                                                  15,513
29392                     MELDISCO K-M COLUMBUS, IN., INC.                                                    13,840
29393                     MELDISCO K-M ELLENTON, FL., INC.                                                    21,462
29394                     MELDISCO K-M ELIZABETHTOWN, PA., INC.                                               20,499
29395                     MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                      61,940
29396                     MELDISCO K-M McMURRAY, PA., INC.                                                    16,700
29397                     MELDISCO K-M DRAPER, UT., INC.                                                       9,131
29398                     MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                          11,004
29399                     MELDISCO K-M DETROIT LAKES, MN., INC.                                               11,727
29400                     MELDISCO K-M CLEVELAND, TN., INC.                                                   15,699
29401                     MELDISCO K-M ELIZABETHTOWN, KY., INC.                                               19,405
29402                     MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                         16,942
29403                     MELDISCO K-M DOYLESTOWN, PA., INC.                                                  13,663
29404                     MELDISCO K-M ELKINS, W.VA., INC.                                                    12,636
29405                     MELDISCO K-M HARRISON, OH., INC.                                                    12,618
29406                     MELDISCO K-M HILLMAN ST., CA., INC.                                                 15,883
29407                     MELDISCO K-M HWY. #127, KY., INC.                                                   16,277
29408                     MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                            16,173
29409                     MELDISCO K-M CORINTH, MS., INC.                                                     13,261
29410                     MELDISCO K-M COUNTY LINE RD., CA., INC.                                             26,889
29411                     MELDISCO K-M CLARKSVILLE, TENN., INC.                                               14,777
29412                     MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                            12,403
29413                     MELDISCO K-M 1670 E. FOURTH, CA., INC.                                              29,927
29414                     MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                          20,243

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29415                     MELDISCO K-M COALINGA, CA., INC.                                                    14,742
29416                     MELDISCO K-M CLINTON, TN., INC.                                                     10,698
29417                     MELDISCO K-M CLINTON, OKLA., INC.                                                   11,774
29418                     MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                              16,219
29419                     MELDISCO K-M CLARKSBURG, WV., INC                                                   16,593
29420                     MELDISCO K-M COMERIO AVE., PR., INC.                                                65,150
29421                     HINSDALE, ILL., MILES MELDISCO K-M, INC.                                            13,247
29422                     GRANITE CITY, ILL., MELDISCO K-M, INC.                                              12,351
29423                     FRANKLIN PARK, ILL., MELDISCO K-M INC.                                              19,931
29424                     MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                        11,711
29425                     MELDISCO K-M ABERDEEN, S.D., INC.                                                   11,340
29426                     JOLIET, ILL., MELDISCO K-M, INC.                                                    17,552
29427                     MELDISCO K. M. TUSCALOOSA, ALA., INC.                                               15,589
29428                     EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                   12,865
29429                     MELDISCO K-M 18 MILE RD., MICH., INC.                                               14,126
29430                     MELDISCO K-M CONOVER, NC., INC.                                                     18,725
29431                     EMPIRE, ILL., MELDISCO K-M, INC.                                                    13,495
29432                     CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                10,624
29433                     23RD AVE., ILL., MELDISCO K-M, INC.                                                 13,630
29434                     MELDISCO K-M BELLEVILLE, MICH., INC.                                                17,916
29435                     MELDISCO K-M BEAVERTON, ORE., INC.                                                  21,216
29436                     MELDISCO K-M BAY RD., MICH., INC.                                                   15,230
29437                     BELVIDERE RD., ILL., MELDISCO K-M, INC.                                             24,508
29438                     CARBONDALE, ILL., MELDISCO K-M, INC.                                                10,739
29439                     BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                31,241
29440                     MELDISCO K-M 850 SADLER ROAD, FL., INC.                                             14,184
29441                     MELDISCO K-M AUBURN, ALA., INC.                                                     11,494
29442                     MELDISCO K-M BELLINGHAM, WASH., INC.                                                18,181
29443                     MELDISCO K-M APALACHEE PKW., FLA, INC                                               14,232
29444                     MELDISCO K-M BARTLESVILLE, OKLA., INC.                                              13,759
29445                     MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                          19,871
29446                     MELDISCO K-M 52ND ST., WISC., INC.                                                  16,993
29447                     MELDISCO K-M 34TH ST., FLA., INC.                                                   20,283
29448                     MELDISCO K-M BILLERICA, MASS., INC.                                                  9,047
29449                     MELDISCO K-M BERLIN, N.J., INC.                                                     12,511
29450                     MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                          23,555
29451                     MELDISCO K-M SENECA, S.C., INC.                                                     12,381
29452                     MELDISCO K-M ST JOHN IN INC                                                         11,462
29453                     MELDISCO K-M PERRYSBURG, OH., INC.                                                  12,772
29454                     MELDISCO K-M PARRISH AVE., KY., INC.                                                 9,810
29455                     MELDISCO K-M MONTICELLO, MN., INC.                                                  16,604
29456                     MELDISCO K-M PALMER PARK BLVD., CO., INC.                                           14,435
29457                     MELDISCO K-M PACE PARKWAY, GA., INC.                                                18,303
29458                     MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                          10,144
29459                     MELDISCO K-M ANNISTON, ALA., INC.                                                   12,169
29460                     MELDISCO K-M 4570 LADSON ROAD,   INC.                                               12,350
29461                     MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                           17,232
29462                     MELDISCO K-M GOVERNOR PLACE, DE., INC.                                              29,187
29463                     MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                          9,412
29464                     MELDISCO K-M SMYRNA, TN., INC.                                                      10,903
29465                     MELDISCO K-M SHOW LOW, AZ., INC.                                                    14,200
29466                     SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                           21,481
29467                     MELDISCO K-M SHIPPENSBURG, PA., INC.                                                10,989
29468                     MELDISCO K-M SHAWANO, WI., INC.                                                     11,022
29469                     MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                          62,425
29470                     MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                            10,396
29471                     MELDISCO K-M HASTINGS, MI., INC.                                                    18,267

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29472                     MILES MELDISCO K-M CASPER, WYO., INC.                                               14,697
29473                     STREATOR, IL., MELDISCO K-M, INC.                                                    8,836
29474                     MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                           25,694
29475                     MELDISCO K-M PHENIX CITY, ALA., INC.                                                16,552
29476                     MELDISCO K-M OSCODA, MI, INC.                                                       18,373
29477                     MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                        20,361
29478                     MELDISCO K-M HERMITAGE, PA., INC.                                                   16,681
29479                     MELDISCO K-M GLASGOW, KY., INC.                                                     15,092
29480                     MELDISCO K-M ELKVIEW, W.V., INC.                                                    16,983
29481                     MELDISCO K-M RACINE, WISC., INC.                                                    16,442
29482                     MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                        75,851
29483                     MELDISCO K-M WALL, NJ., INC.                                                         8,752
29484                     MELDISCO K-M GLENDIVE, MONT., INC.                                                   9,073
29485                     MELDISCO K-M GLEN BURNIE, MD., INC.                                                 15,925
29486                     MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                        18,542
29487                     MELDISCO K-M CORNELIA, GA., INC.                                                    19,303
29488                     MELDISCO K-M PRICE, UT., INC.                                                       10,108
29489                     MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                             14,775
29490                     MELDISCO K-M HIGH RIDGE, MO., INC.                                                   8,545
29491                     MELDISCO K-M MOREHEAD CITY, N.C., INC.                                              13,157
29492                     MELDISCO K-M HAMILTON, MT., INC.                                                    13,272
29493                     MELDISCO K-M HENDERSONVILLE, N.C., INC.                                             13,149
29494                     MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                           0
29495                     MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                 874
29496                     MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                               589
29497                     MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                              0
29498                     MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                            1,272
29499                     MELDISCO/PAY LESS HENDERSON, NV., INC.                                                 348
27055                     SHOE ZONE #8417                                                                     89,550
27066                     SHOE ZONE 8438, INC.                                                                50,880

                                                                                       TOTAL              55,756,675

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


ADDITIONAL DATA                                                 SCHEDULE 4

------------------------------------------------------------------------------------------------------------------------------------
CASH SUMMARY
                                                                                                                      Amount
                                                                                                                      ------
Total Cash                                                                                                           $  111.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  ACCOUNTS RECEIVABLE AGING SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Athletic          Meldisco
                                                                 Division          Division           Corporate               Total
                                                       -----------------------------------------------------------------------------
0 to 30 days old                                                    4.9             (0.9)                 1.0                   5.0
31 to 60 days old                                                   0.1                -                    -                   0.1
61 to 90 days old                                                     -              1.7                  0.1                   1.8
91+ days old                                                        1.2              2.6                  0.2                   4.0
                                                       -----------------------------------------------------------------------------

Total Accounts Receivable                                           6.2              3.4                  1.3                  10.9
Amount considered uncollectable                                    (1.2)            (0.3)                (0.3)                 (1.8)
                                                       -----------------------------------------------------------------------------

Net Accounts Receivable                                             5.0              3.1                  1.0                   9.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                Athletic          Meldisco
                                                                Division          Division            Corporate               Total
                                                       -----------------------------------------------------------------------------
# of days past due
current                                                             1.9             59.4                  6.7                  68.0
0 to 30 days past due                                                 -              8.8                  0.1                   8.9
31 to 60 days past due                                              0.9              0.1                    -                   1.0
61 to 90 days past due                                              0.9              0.2                    -                   1.1
91+ days past due                                                  (5.1)            (0.4)                 0.1                  (5.4)
                                                       -----------------------------------------------------------------------------

Total Accounts Payable                               **            (1.4)            68.1                  6.9                  73.6
------------------------------------------------------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                 Case No. 04-22350 (ASH)
Footstar, Inc. et al                                   Jointly Administered
July 2004 Monthly Operating Report


ADDITIONAL DATA (CONTINUED)                             SCHEDULE 4 (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF TAXES PAYABLE
-------------------------------------------------------------------------------------------------------------------------------
                               BEGINNING           AMOUNT                                                              ENDING
                                  TAX           WITHHELD OR        AMOUNT              DATE     CHECK NO.                TAX
                               LIABILITY          ACCRUED           PAID               PAID      OR EFT               LIABILITY
===============================================================================================================================
 Federal
-------------------------------------------------------------------------------------------------------------------------------
 Withholding                      1.7               0.2              1.2              various  EFT                         0.7
-------------------------------------------------------------------------------------------------------------------------------
 FICA-employee & employer         1.4               1.7              1.5              various  EFT                         1.6
-------------------------------------------------------------------------------------------------------------------------------
 Unemployment                     0.5              (0.4)               -              various  EFT                         0.1
-------------------------------------------------------------------------------------------------------------------------------
 Income                          (0.8)             (4.1)               -                                                  (4.9)
-------------------------------------------------------------------------------------------------------------------------------
 Other:                           1.5               1.8                -                                                   3.3
-------------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes           4.3              (0.8)             2.7                                                   0.8
-------------------------------------------------------------------------------------------------------------------------------
 State and Local
-------------------------------------------------------------------------------------------------------------------------------
 Withholding                      0.7               0.3              0.4              various  EFT & checks                0.6
-------------------------------------------------------------------------------------------------------------------------------
 Sales                           (0.3)              0.5              0.5         July 15 & 20  EFT & checks               (0.3)
-------------------------------------------------------------------------------------------------------------------------------
 Excise                           2.4               0.1                -                                                   2.5
-------------------------------------------------------------------------------------------------------------------------------
 Unemployment                     1.2              (0.5)             0.5              various  EFT & checks                0.2
-------------------------------------------------------------------------------------------------------------------------------
 Real Property                    1.4                 -                -              various  EFT & checks                1.4
-------------------------------------------------------------------------------------------------------------------------------
 Personal Property                3.2                 -                -                                                   3.2
-------------------------------------------------------------------------------------------------------------------------------
 Income                           4.3              (0.1)               -                                                   4.2
-------------------------------------------------------------------------------------------------------------------------------
 Other:     Local                                                                                                            -
-------------------------------------------------------------------------------------------------------------------------------
    Total State and Local        12.9               0.3              1.4                                                  11.8
-------------------------------------------------------------------------------------------------------------------------------
 Total Taxes                     17.2              (0.5)             4.1                    -             -               12.6
-------------------------------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
July 2004 Monthly Operating Report


CERTIFICATIONS                                                     SCHEDULE 5


Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.


Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.


Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.


Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.


Date:   August 16, 2004                       By:    /s/ Sheamus Toal
        -----------------------------                ---------------------------



Title:  Vice President & Controller           Name:  Sheamus Toal
        -----------------------------                ---------------------------